UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

Dreyfus Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus International Stock Index Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Stock Index Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus International Stock Index Fund’s Class I shares produced a total return of -7.06%, and its Investor shares returned -7.30%.1 This compares with a -6.85% total return for the fund’s benchmark, the MSCI EAFE Index (the “Index”), during the same period.2

International stocks fell during the reporting period amid geopolitical pressures, slowing economic growth, and a strengthening dollar. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does.

The Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Volatility and Geopolitical Concerns Pressure Non-U.S. Markets

International equity markets gained ground over the first half of the reporting period, enabling the Index to reach new record highs in January 2018. The market rally was broadly supported by improving economic conditions and rising corporate earnings. Asian equity markets led the advance at the time, as Japanese equities responded positively to upward revisions of domestic growth forecasts and better-than-expected corporate earnings. Global growth trends enabled U.K. equities to climb, despite a relatively lackluster local economy and concerns regarding the country’s exit from the European Union. Eurozone markets trailed global market averages, despite improving regional economic fundamentals.

February 2018 and March 2018 saw heightened market volatility and declining stock prices sparked by rising interest rates, perceived U.S. inflationary pressures, and uncertainties surrounding the possibility of more protectionist U.S. trade policies. Despite increasing commodity prices, a strengthening dollar and weak exports pressured emerging-market commodity prices. Downward revisions to growth expectations also weighed on performance. Financial issues in Turkey and Argentina, the installation of a nationalist party into leadership in Italy, and Brexit uncertainty all converged towards the end of the reporting period to tamp down international market returns.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Financials Stocks Weigh on Results

Financials stocks came under pressure during the reporting period, as Brexit depressed returns for British banks. In addition, financial difficulties in Turkey and Italy hurt the European region. Banks with exposure to these countries generally saw their stock prices fall over the latter half of the period. Australian financial companies also suffered, as rising rates and increased regulatory costs hurt results. Industrials also lagged the broader market. Hurricanes and earthquakes in Japan slowed industrial production, as did a slowdown in trade with China. Industrial growth rates in the Eurozone also fell. In the industrials sector, Germany-based industrial conglomerate Siemens was a detractor during the period. In the consumer discretionary sector, the automotive industry has suffered from trade issues with China and increased costs due to tightening emission testing standards in Europe.

Conversely, international markets results were buoyed by returns in the energy sector. The price of oil increased during the latter half of the reporting period. Companies saw increases in their earnings and continued to benefit from growing production and cost controls implemented when the price of oil was lower. Oil company BP was among the top contributors for the period. The stock price rose on the back of increased production. Elsewhere in the sector, renewable energy companies also contributed to returns. Results in health care also helped during the period, particularly for companies based in Switzerland and Japan, such as Roche Holding and Novartis. A primary driver of growth was increased drug sales in emerging markets.

Replicating the Performance of the Index

Although non-U.S. developed markets seemed to stall in February and remain under fire due to geopolitical issues, the underlying fundamentals remain neutral. The market’s currently constructive conditions could be undermined by unexpected political and economic developments as geopolitical tensions potentially escalate. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Diversification cannot assure a profit or protect against loss.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus International Stock Index Fund Investor shares and Class I shares and the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus International Stock Index Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/30/97	-7.30%	1.59%	6.32%
Class I Shares	8/31/16	-7.06%	1.71%†	6.38%†
MSCI EAFE Index		-6.85%	2.02%	6.89%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Stock Index Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Investor Shares	Class I
Expenses paid per $1,000†	$2.87	$1.68
Ending value (after expenses)	$900.70	$902.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Investor Shares	Class I
Expenses paid per $1,000†	$3.06	$1.79
Ending value (after expenses)	$1,022.18	$1,023.44

† Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .35% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 96.9%
Australia - 6.8%
AGL Energy	27,215		348,215
Alumina	103,183		186,053
Amcor	46,457		437,830
AMP	121,540		212,801
APA Group	49,225		335,164
Aristocrat Leisure	23,095		435,752
ASX	7,717		323,114
Aurizon Holdings	78,505		233,805
AusNet Services	72,030		87,412
Australia & New Zealand Banking Group	117,850		2,178,757
Bank of Queensland	16,881		115,293
Bendigo & Adelaide Bank	19,475		141,466
BHP Billiton	86,778		1,733,580
BHP Billiton	130,922		3,029,592
BlueScope Steel	22,644		232,070
Boral	49,992		199,087
Brambles	65,037		486,612
Caltex Australia	10,948		219,329
Challenger	23,612		172,084
CIMIC Group	4,044		135,678
Coca-Cola Amatil	22,091		155,255
Cochlear	2,328		294,071
Commonwealth Bank of Australia	71,757		3,529,347
Computershare	19,354		271,480
Crown Resorts	16,014		142,082
CSL	18,429		2,471,593
Dexus Property Group	40,437	[a]	292,833
Domino's Pizza Enterprises	2,506		95,989
Flight Centre Travel Group	2,140		70,439
Fortescue Metals Group	62,149		175,812
Goodman Group	66,254		487,594
GPT Group	73,335		268,177
Harvey Norman Holdings	21,349		48,216
Healthscope	74,351		111,079
Incitec Pivot	69,755		193,096
Insurance Australia Group	92,877		449,912
LendLease Group	23,510		293,385
Macquarie Group	13,255		1,103,351
Medibank Private	115,472		228,530
Mirvac Group	150,475		231,566
National Australia Bank	110,843		1,984,626

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Australia - 6.8% (continued)
Newcrest Mining	30,814		452,522
Oil Search	55,220		304,510
Orica	15,372		187,140
Origin Energy	70,446	[b]	364,346
QBE Insurance Group	55,136		442,702
Ramsay Health Care	5,670		226,093
REA Group	2,250		114,380
Santos	70,714		332,969
Scentre Group	219,936		618,518
SEEK	13,743		174,194
Sonic Healthcare	16,171		258,749
South32	209,023		534,769
Stockland	100,018		255,983
Suncorp Group	52,251		519,324
Sydney Airport	46,218		211,120
Tabcorp Holdings	79,303		259,941
Telstra	173,287		378,989
TPG Telecom	14,383		73,156
Transurban Group	105,897		849,910
Treasury Wine Estates	30,068		322,903
Vicinity Centres	137,818		258,257
Wesfarmers	46,562		1,541,695
Westpac Banking	139,487		2,667,758
Woodside Petroleum	37,940		938,226
Woolworths	53,264		1,073,364
			37,503,645
Austria - .2%
ANDRITZ	3,131		161,862
Erste Group Bank	12,465	[b]	507,211
OMV	6,042		336,096
Raiffeisen Bank International	5,860		159,792
Voestalpine	4,531		160,857
			1,325,818
Belgium - 1.0%
Ageas	7,405		370,513
Anheuser-Busch InBev	31,045		2,287,610
Colruyt	2,524		146,670
Groupe Bruxelles Lambert	3,239		301,403
KBC Groep	10,363		713,569
Proximus	6,406		163,581
Solvay	2,960		337,286
Telenet Group Holding	2,038		99,038
UCB	5,069		425,482

8

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Belgium - 1.0% (continued)
Umicore	8,575		403,693
			5,248,845
Chile - .0%
Antofagasta	16,439		164,720
China - .0%
Minth Group	28,000		91,192
Yangzijiang Shipbuilding Holdings	91,000		81,735
			172,927
Denmark - 1.6%
AP Moller - Maersk, Cl. A	154		182,970
AP Moller - Maersk, Cl. B	272		345,329
Carlsberg, Cl. B	4,300		474,295
Charles Hansen Holding	3,963		400,149
Coloplast, Cl. B	4,773		444,922
Danske Bank	28,899		552,767
DSV	7,673		616,200
Genmab	2,584	[b]	353,973
H Lundbeck	2,953		137,637
ISS	6,826		224,150
Novo Nordisk, Cl. B	74,074		3,199,222
Novozymes, Cl. B	8,788		434,074
Orsted	7,602	[c]	482,981
Pandora	4,530		283,348
Tryg	5,238		126,083
Vestas Wind Systems	7,956		498,276
William Demant Holding	4,279	[b]	140,654
			8,897,030
Finland - 1.2%
Elisa	5,958		237,186
Fortum	18,444		388,418
Kone, Cl. B	13,972		680,634
Metso	4,141		130,478
Neste	5,198		428,280
Nokia	231,011		1,301,967
Nokian Renkaat	4,816		152,793
Nordea Bank	126,941		1,104,040
Orion, Cl. B	4,244		145,795
Sampo, Cl. A	18,140		835,168
Stora Enso, Cl. R	22,540		339,473
UPM-Kymmene	21,573		693,803
Wartsila	17,967		305,093
			6,743,128

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
France - 10.5%
Accor	7,811		357,398
Aeroports de Paris	1,220		255,342
Air Liquide	17,456		2,114,503
Airbus Group	23,724		2,614,781
Alstom	6,261		274,005
Amundi	2,557	[c]	152,071
Arkema	2,846		298,015
Atos	3,916		335,204
AXA	79,006		1,977,796
BioMerieux	1,765		134,642
BNP Paribas	45,793		2,387,841
Bollore	37,683		159,382
Bouygues	8,759		319,675
Bureau Veritas	11,256		254,326
Capgemini	6,600		806,929
Carrefour	24,125		468,004
Casino Guichard Perrachon	2,041		90,013
Cie de St-Gobain	20,523		772,260
Cie Generale des Etablissements Michelin	7,031		720,351
CNP Assurances	6,982		155,612
Covivio	1,506		151,205
Credit Agricole	47,059		602,781
Danone	25,301		1,792,599
Dassault Aviation	105		174,197
Dassault Systemes	5,262		657,985
Edenred	9,395		355,994
Eiffage	3,157		308,740
Electricite de France	24,507		406,584
Engie	75,179		1,002,334
Essilor International	8,534		1,166,721
Eurazeo	1,930		141,073
Eutelsat Communications	6,845		139,084
Faurecia	3,057		147,768
Gecina	1,887		276,732
Getlink	19,532		245,838
Hermes International	1,279		728,922
ICADE	1,449		122,906
Iliad	1,145		132,391
Imerys	1,513		93,356
Ingenico Group	2,442		173,169
Ipsen	1,515		210,119
JCDecaux	3,285		108,068

10

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
France - 10.5% (continued)
Kering	3,110		1,379,001
Klepierre	8,463		287,067
Legrand	10,779		704,558
L'Oreal	10,294		2,318,137
LVMH Moet Hennessy Louis Vuitton	11,341		3,435,830
Natixis	40,044		233,943
Orange	81,854		1,279,581
Pernod Ricard	8,712		1,329,334
Peugeot	23,690		562,026
Publicis Groupe	8,360		484,957
Remy Cointreau	855		101,515
Renault	7,752		578,980
Rexel	12,502		159,539
Safran	13,706		1,765,492
Sanofi	45,852		4,098,285
Schneider Electric	22,432		1,626,811
SCOR	6,634		306,941
SEB	924		132,243
Societe BIC	980		93,784
Societe Generale	31,488		1,156,643
Sodexo	3,616		368,937
Suez Environnement	14,672		212,212
Teleperformance	2,368		390,230
Thales	4,284		546,946
Total	97,658		5,731,468
Ubisoft Entertainment	3,110	[b]	278,882
Unibail-Rodamco-Westfield	4,200		761,809
Unibail-Rodamco-Westfield-CDI	29,680	[b]	268,675
Valeo	9,750		314,775
Veolia Environnement	21,445		427,843
Vinci	20,624		1,841,578
Vivendi	42,701		1,031,715
Wendel	1,070		138,702
			58,135,155
Germany - 8.3%
1&1 Drillisch	2,258		100,792
adidas	7,737		1,822,538
Allianz	17,955		3,749,294
Axel Springer	1,985		131,973
BASF	37,435		2,883,713
Bayer	38,024		2,919,337
Bayerische Motoren Werke	13,577		1,171,146
Beiersdorf	4,042		418,385

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Germany - 8.3% (continued)
Brenntag	6,431		336,239
Commerzbank	41,905	[b]	395,621
Continental	4,528		748,517
Covestro	7,742	[c]	500,577
Daimler	37,030		2,195,298
Delivery Hero	3,669	[b,c]	148,202
Deutsche Bank	80,377		787,286
Deutsche Boerse	7,949		1,006,655
Deutsche Lufthansa	10,025		201,690
Deutsche Post	40,103		1,269,687
Deutsche Telekom	135,735		2,228,770
Deutsche Wohnen-BR	14,320		655,743
E.ON	90,708		878,833
Evonik Industries	6,850		212,419
Fraport Frankfurt Airport Services Worldwide	1,702		131,639
Fresenius & Co.	17,070		1,087,873
Fresenius Medical Care & Co.	8,893		699,995
GEA Group	7,022		213,555
Hannover Rueck	2,517		339,507
HeidelbergCement	6,162		418,657
Henkel & Co.	4,244		416,080
HOCHTIEF	849		126,010
HUGO BOSS	2,589		185,276
Infineon Technologies	46,561		933,416
Innogy	5,409	[b]	225,635
K+S	8,061		150,318
KION Group	3,038		178,146
LANXESS	3,429		212,803
MAN	1,521		158,441
Merck	5,204		557,653
METRO	7,713		116,112
MTU Aero Engines Holding	2,124		451,566
Muenchener Rueckversicherungs	6,136		1,320,822
OSRAM Licht	3,983		161,423
ProSiebenSat.1 Media	9,404		217,409
Puma	333		171,195
RWE	21,113		411,645
SAP	40,094		4,296,879
Siemens	31,197		3,594,876
Siemens Healthineers	6,239	[c]	258,514
Symrise	4,940		414,872
Telefonica Deutschland Holding	30,497		118,620

12

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Germany - 8.3% (continued)
ThyssenKrupp	17,712		372,410
TUI	18,059		299,686
Uniper	8,104		234,207
United Internet	5,130		212,651
Volkswagen	1,388		229,115
Vonovia	20,012		916,389
Wirecard	4,808		899,949
Zalando	4,413	[b,c]	170,945
			45,667,004
Hong Kong - 3.2%
AIA Group	492,600		3,746,726
ASM Pacific Technology	12,900		111,730
Bank of East Asia	49,550		160,107
BOC Hong Kong Holdings	152,500		568,243
CK Asset Holdings	106,475		689,395
CK Hutchison Holdings	110,475		1,109,948
CK Infrastructure Holdings	28,000		205,071
CLP Holdings	66,288		742,618
Dairy Farm International Holdings	13,500		122,087
Galaxy Entertainment Group	98,277		528,408
Hang Lung Group	36,000		88,460
Hang Lung Properties	84,000		152,028
Hang Seng Bank	31,600		738,118
Henderson Land Development	55,217		257,644
HK Electric Investments	106,500		101,242
HKT Trust	161,660		223,107
Hong Kong & China Gas	372,964		710,512
Hong Kong Exchanges & Clearing	48,335		1,288,889
Hongkong Land Holdings	49,000		290,465
Hysan Development	27,000		126,455
Jardine Matheson Holdings	9,146		528,622
Jardine Strategic Holdings	9,200		308,747
Kerry Properties	28,500		89,936
Li & Fung	251,200		49,837
Link REIT	87,000		770,046
Melco Crown Entertainment, ADR	9,830		163,473
MTR	59,895		289,866
New World Development	246,566		312,090
NWS Holdings	64,918		128,612
PCCW	167,000		91,512
Power Assets Holdings	55,500		370,125
Shangri-La Asia	49,000		66,780
Sino Land	127,730		200,099

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Hong Kong - 3.2% (continued)
SJM Holdings	78,530		63,800
Sun Hung Kai Properties	65,699		856,245
Swire Pacific, Cl. A	21,000		217,656
Swire Properties	48,800		167,123
Techtronic Industries	57,365		269,310
WH Group	362,000	[c]	252,919
Wharf Holdings	50,311		125,205
Wharf Real Estate Investment	50,311		312,483
Wheelock & Co.	34,000		181,915
Yue Yuen Industrial Holdings	26,800		73,525
			17,851,179
Ireland - .7%
AerCap Holdings	4,955	[b]	248,146
AIB Group	34,440		166,529
Bank of Ireland Group	38,943		276,166
CRH	34,429		1,028,751
DCC	3,616		310,044
James Hardie Industries-CDI	18,436		245,596
Kerry Group, Cl. A	6,404		656,481
Paddy Power Betfair	3,405		293,746
Ryanair Holdings	3,900	[b]	52,698
Smurfit Kappa Group	9,519		310,478
			3,588,635
Isle Of Man - .1%
GVC Holdings	22,439		268,674
Israel - .5%
Azrieli Group	1,603		77,769
Bank Hapoalim	42,466		286,834
Bank Leumi Le-Israel	59,125		368,504
Bezeq The Israeli Telecommunication Corporation	79,342		91,068
Check Point Software Technologies	5,187	[b]	575,757
Elbit Systems	962		114,776
Israel Chemicals	30,384		174,676
Israel Discount Bank, Cl. A	1		3
Mizrahi Tefahot Bank	6,222		104,556
NICE	2,452	[b]	259,587
Teva Pharmaceutical Industries, ADR	39,147		782,157
			2,835,687
Italy - 1.9%
Assicurazioni Generali	47,465		765,703
Atlantia	19,839		398,399
Davide Campari-Milano	24,584		188,972

14

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Italy - 1.9% (continued)
Enel	334,105		1,639,296
Eni	104,540		1,859,325
Ferrari	4,940		577,711
Intesa Sanpaolo	610,842		1,350,455
Leonardo	17,321		188,045
Luxottica Group	6,952		436,415
Mediobanca	25,563		223,431
Moncler	7,581		262,981
Pirelli & C	15,955	[c]	116,931
Poste Italiane	21,336	[c]	153,329
Prysmian	10,097		196,224
Recordati	4,207		142,307
Snam	93,215		384,658
Telecom Italia	474,399	[b]	279,428
Telecom Italia-RSP	232,484		117,338
Terna Rete Elettrica Nazionale	58,277		301,268
UniCredit	82,292		1,051,950
			10,634,166
Japan - 24.0%
ABC-Mart	1,500		87,874
Acom	15,500		57,078
Aeon	25,300		579,292
AEON Financial Service	4,860		95,051
AEON Mall	4,480		82,843
AGC	7,760		254,116
Air Water	5,500		88,808
Aisin Seiki	6,600		258,297
Ajinomoto	18,900		305,370
Alfresa Holdings	7,600		204,077
Alps Electric	7,700		181,989
Amada Holdings	13,900		131,836
ANA Holdings	4,900		165,200
Aozora Bank	4,795		165,016
Asahi Group Holdings	14,600		644,714
Asahi Kasei	51,000		610,854
Asics	5,900		85,410
Astellas Pharma	77,195		1,190,812
Bandai Namco Holdings	8,250		292,816
Bank of Kyoto	2,000		89,794
Benesse Holdings	3,200		89,462
Bridgestone	25,000		963,154
Brother Industries	9,400		171,570
CALBEE	3,500		115,996

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Japan - 24.0% (continued)
Canon	41,017		1,165,620
Casio Computer	8,500		127,970
Central Japan Railway	5,900		1,136,274
Chiba Bank	25,000		157,861
Chubu Electric Power	24,700		355,861
Chugai Pharmaceutical	9,128		534,963
Chugoku Electric Power	12,000		154,158
Coca-Cola Bottlers Japan Holdings	5,400		140,851
Concordia Financial Group	45,000		205,710
Credit Saison	6,200		98,340
CyberAgent	4,000		171,207
CYBERDYNE	4,200	[b]	29,557
Dai Nippon Printing	9,900		221,853
Daicel	10,000		105,537
Daifuku Co.	4,300		183,795
Dai-ichi Life Insurance	44,500		837,740
Daiichi Sankyo	23,183		883,759
Daikin Industries	10,100		1,169,044
Daito Trust Construction	2,900		381,855
Daiwa House Industry	23,400		704,116
Daiwa House REIT Investment Corporation	73		160,081
Daiwa Securities Group	64,600		371,968
DeNA	4,300		71,592
Denso	17,900		797,782
Dentsu	8,800		407,869
Disco	1,200		189,704
Don Quijote Holdings	5,000		299,156
East Japan Railway	12,600		1,100,208
Eisai	10,300		856,198
Electric Power Development	6,080		165,428
FamilyMart	2,617		303,472
FANUC	7,929		1,377,970
Fast Retailing	2,358		1,189,822
Fuji Electric	4,700		143,218
FUJIFILM Holdings	15,600		673,737
Fujitsu	7,880		477,112
Fukuoka Financial Group	5,800		142,242
Hakuhodo DY Holdings	9,900		164,730
Hamamatsu Photonics	5,500		183,537
Hankyu Hanshin Holdings	9,300		305,785
Hikari Tsushin	900		156,900
Hino Motors	11,300		108,173

16

Description	Shares	Value ($)
Common Stocks - 96.9% (continued)
Japan - 24.0% (continued)
Hirose Electric	1,233	118,525
Hisamitsu Pharmaceutical	2,400	134,983
Hitachi	39,680	1,211,893
Hitachi Chemical	4,000	62,836
Hitachi Construction Machinery	4,600	121,852
Hitachi High-Technologies	2,700	101,109
Hitachi Metals	7,900	92,792
Honda Motor	66,959	1,915,273
Hoshizaki	2,200	177,049
Hoya	15,700	889,166
Hulic	11,200	103,122
Idemitsu Kosan	5,400	245,557
IHI	6,000	218,908
Iida Group Holdings	5,800	105,254
INPEX	41,200	475,255
Isetan Mitsukoshi Holdings	14,520	170,621
Isuzu Motors	23,000	300,705
ITOCHU	57,900	1,070,893
J Front Retailing	9,200	120,461
Japan Airlines	5,000	177,709
Japan Airport Terminal	1,800	68,800
Japan Exchange Group	20,800	371,814
Japan Post Bank	17,400	202,636
Japan Post Holdings	63,700	757,991
Japan Prime Realty Investment	35	124,921
Japan Real Estate Investment	55	283,882
Japan Retail Fund Investment	112	206,784
Japan Tobacco	45,100	1,159,706
JFE Holdings	19,960	375,281
JGC	8,700	168,239
JSR	8,100	120,432
JTEKT	8,200	101,864
JXTG Holdings	134,226	910,128
Kajima	18,400	236,206
Kakaku.com	5,100	92,116
Kamigumi	4,700	96,878
Kaneka	2,000	83,283
Kansai Electric Power	28,199	433,606
Kansai Paint	7,800	114,904
Kao	20,300	1,349,900
Kawasaki Heavy Industries	5,900	139,553
KDDI	72,163	1,795,703
Keihan Holdings	4,200	158,897

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Japan - 24.0% (continued)
Keikyu	8,700		128,487
Keio	4,000		216,728
Keisei Electric Railway	5,100		156,591
Keyence	3,970		1,934,200
Kikkoman	6,000		329,326
Kintetsu Group Holdings	6,835		263,106
Kirin Holdings	33,600		801,210
Kobayashi Pharmaceutical Co.	2,000		130,608
Kobe Steel	13,300		106,533
Koito Manufacturing	4,300		206,648
Komatsu	38,000		985,342
Konami Holdings	3,900		148,441
Konica Minolta	18,000		177,980
Kose	1,300		193,118
Kubota	40,300		633,488
Kuraray	13,000		178,394
Kurita Water Industries	4,300		105,563
Kyocera	13,200		714,843
Kyowa Hakko Kirin	10,705		207,546
Kyushu Electric Power	16,000		185,944
Kyushu Railway Co.	6,700		204,900
Lawson	2,100		132,987
LINE	2,800	[b]	89,076
Lion	9,400		177,766
LIXIL Group	10,824		169,900
M3	17,000		275,906
Mabuchi Motor	1,900		67,431
Makita	9,300		320,409
Marubeni	63,000		509,121
Marui Group	7,500		162,294
Maruichi Steel Tube	2,000		57,556
Mazda Motor	23,800		257,376
McDonald's Holdings Co. Japan	2,800		123,601
Mebuki Financial Group	34,130		103,904
Medipal Holdings	7,300		156,302
MEIJI Holdings	4,942		327,852
MinebeaMitsumi	15,900		241,748
MISUMI Group	11,638		235,575
Mitsubishi	55,498		1,557,765
Mitsubishi Chemical Holdings	52,480		407,744
Mitsubishi Electric	74,700		944,758
Mitsubishi Estate	47,800		762,629
Mitsubishi Gas Chemical	6,700		112,256

18

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Japan - 24.0% (continued)
Mitsubishi Heavy Industries	12,470		439,388
Mitsubishi Materials	4,600		127,142
Mitsubishi Motors	28,600		179,491
Mitsubishi Tanabe Pharma	10,700		158,704
Mitsubishi UFJ Financial Group	481,590		2,914,836
Mitsubishi UFJ Lease & Finance	15,000		76,861
Mitsui & Co.	67,900		1,141,069
Mitsui Chemicals	7,600		171,773
Mitsui Fudosan	36,786		826,559
Mitsui OSK Lines	5,000		121,540
Mizuho Financial Group	990,800		1,699,676
MS&AD Insurance Group Holdings	19,657		591,793
Murata Manufacturing	7,300		1,132,741
Nabtesco	4,700		103,020
Nagoya Railroad	7,600		183,055
NEC	10,480		300,413
NEXON	17,700	[b]	200,611
NGK Insulators	11,100		156,928
NGK Spark Plug	6,626		133,923
NH Foods	3,500		120,666
Nidec	9,100		1,177,753
Nikon	13,460		233,480
Nintendo	4,625		1,433,762
Nippon Building Fund	56		319,885
Nippon Electric Glass	3,417		85,960
Nippon Express	3,000		189,330
Nippon Paint Holdings	6,000		187,025
Nippon Prologis REIT	74		149,134
Nippon Steel & Sumitomo Metal	31,461		579,389
Nippon Telegraph & Telephone	28,400		1,192,710
Nippon Yusen	5,880		94,779
Nissan Chemical	5,100		240,214
Nissan Motor	95,700		873,994
Nisshin Seifun Group	8,138		161,916
Nissin Foods Holdings	2,500		161,124
Nitori Holdings	3,300		432,799
Nitto Denko	6,600		411,421
NOK	3,600		51,558
Nomura Holdings	139,800		659,442
Nomura Real Estate Holdings	5,500		102,908
Nomura Real Estate Master Fund	158		204,778
Nomura Research Institute	4,583		204,022
NSK	14,200		140,051

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Japan - 24.0% (continued)
NTT Data	26,400		339,175
NTT DOCOMO	54,300		1,365,409
Obayashi	27,600		242,733
Obic	2,600		239,382
Odakyu Electric Railway	12,500		263,542
Oji Holdings	36,000		255,641
Olympus	12,100		402,604
Omron	7,800		315,098
Ono Pharmaceutical	15,900		361,093
Oracle Japan	1,600		108,218
Oriental Land	8,200		774,454
ORIX	54,600		887,630
Osaka Gas	15,400		282,088
OTSUKA	4,400		145,636
Otsuka Holdings	16,000		764,466
Panasonic	90,895		1,002,186
Park24	4,700		123,411
Persol Holdings Co.	7,500		142,103
Pola Orbis Holdings	3,900		103,765
Rakuten	35,100		239,123
Recruit Holdings	45,200		1,211,411
Renesas Electronics	33,400	[b]	175,963
Resona Holdings	84,000		441,441
Ricoh	27,200		271,357
Rinnai	1,400		101,610
Rohm	3,900		277,201
Ryohin Keikaku	1,000		264,086
Sankyo	2,000		76,149
Santen Pharmaceutical	14,600		216,034
SBI Holdings	9,030		235,537
Secom	8,500		695,072
Sega Sammy Holdings	7,484		96,033
Seibu Holdings	8,900		160,972
Seiko Epson	11,800		190,023
Sekisui Chemical	15,400		240,922
Sekisui House	24,900		365,769
Seven & i Holdings	30,960		1,339,763
Seven Bank	26,000		81,168
SG Holdings Co.	3,800		96,158
Sharp	7,000		108,356
Shimadzu	9,100		229,052
Shimamura	1,000		84,284
Shimano	3,100		425,481

20

Description	Shares	Value ($)
Common Stocks - 96.9% (continued)
Japan - 24.0% (continued)
Shimizu	22,000	179,515
Shin-Etsu Chemical	14,900	1,244,302
Shinsei Bank	6,900	104,788
Shionogi & Co.	11,300	722,029
Shiseido	15,600	981,272
Shizuoka Bank	17,000	148,649
Showa Denko	5,300	229,689
Showa Shell Sekiyu	7,500	144,207
SMC	2,300	731,606
SoftBank Group	33,600	2,724,236
Sohgo Security Services	3,100	138,622
Sompo Japan Nipponkoa Holdings	13,370	552,913
Sony	51,680	2,781,423
Sony Financial Holdings	7,000	162,131
Stanley Electric	5,500	162,324
Subaru Corporation	25,400	685,087
Sumco	9,900	134,122
Sumitomo	45,500	688,108
Sumitomo Chemical	61,000	304,335
Sumitomo Dainippon Pharma	6,900	143,736
Sumitomo Electric Industries	30,200	410,983
Sumitomo Heavy Industries	4,300	135,189
Sumitomo Metal Mining	9,800	307,629
Sumitomo Mitsui Financial Group	54,700	2,125,050
Sumitomo Mitsui Trust Holdings	13,364	538,395
Sumitomo Realty & Development Co.	14,400	494,051
Sumitomo Rubber Industries	7,400	106,135
Sundrug	3,000	108,671
Suntory Beverage & Food	5,800	236,039
Suzuken	2,812	142,157
Suzuki Motor	13,900	693,517
Sysmex	6,700	468,821
T&D Holdings	23,200	372,108
Taiheiyo Cement	5,200	153,136
Taisei	8,800	375,567
Taisho Pharmaceutical Holdings	1,400	149,025
Taiyo Nippon Sanso	4,800	76,988
Takashimaya	6,000	94,414
Takeda Pharmaceutical	29,000	1,171,852
TDK	5,400	462,831
Teijin	7,000	121,151
Terumo	12,300	661,399
THK	5,100	112,172

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Japan - 24.0% (continued)
Tobu Railway	8,000		223,069
Toho	4,700		153,172
Toho Gas	3,200		110,383
Tohoku Electric Power	17,400		220,779
Tokio Marine Holdings	27,600		1,303,038
Tokyo Century	1,700		90,735
Tokyo Electric Power Co. Holdings	57,972	[b]	296,304
Tokyo Electron	6,500		907,344
Tokyo Gas	16,000		393,335
Tokyo Tatemono	8,500		91,333
Tokyu	20,810		342,424
Tokyu Fudosan Holdings	21,900		123,988
Toppan Printing	9,600		135,559
Toray Industries	57,500		407,343
Toshiba	26,400	[b]	788,213
Tosoh	10,600		139,563
TOTO	5,800		207,401
Toyo Seikan Group Holdings	6,000		122,473
Toyo Suisan Kaisha	3,400		117,000
Toyoda Gosei	2,400		52,053
Toyota Industries	6,000		296,804
Toyota Motor	93,255		5,460,444
Toyota Tsusho	8,900		320,759
Trend Micro	4,800		276,046
Tsuruha Holdings	1,500		155,769
Unicharm	16,500		447,736
United Urban Investment	116		176,574
USS	9,100		163,795
West Japan Railway	6,600		442,355
Yahoo! Japan	110,000		344,912
Yakult Honsha	4,400		311,418
Yamada Denki	26,900		126,649
Yamaguchi Financial Group	8,800		92,799
Yamaha	5,700		250,290
Yamaha Motor	11,200		264,750
Yamato Holdings	12,600		343,788
Yamazaki Baking	5,000		90,031
Yaskawa Electric	9,800		281,944
Yokogawa Electric	9,500		186,168
Yokohama Rubber	4,500		87,018
ZOZO	8,100		194,240
			132,524,017

22

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Jersey - .1%
Randgold Resources	3,786		297,757
Luxembourg - .3%
ArcelorMittal	27,158		677,150
Eurofins Scientific	476		240,531
Millicom International Cellular, SDR	2,847		160,810
RTL Group	1,680		107,831
SES	14,758		317,093
Tenaris	19,671		290,313
			1,793,728
Macau - .1%
MGM China Holdings	40,000		56,840
Sands China	100,213		397,447
Wynn Macau	65,200		133,766
			588,053
Mexico - .0%
Fresnillo	9,224		100,010
Netherlands - 4.6%
ABN AMRO Group	16,967	[c]	416,833
Aegon	71,451		438,970
Akzo Nobel	10,341		869,725
ASML Holding	16,707		2,856,804
EXOR	4,524		256,278
Heineken	10,675		962,043
Heineken Holding	4,614		399,568
ING Groep	158,370		1,873,666
Koninklijke Ahold Delhaize	51,120		1,171,147
Koninklijke DSM	7,324		641,342
Koninklijke KPN	139,890		369,984
Koninklijke Philips	38,641		1,440,543
Koninklijke Vopak	2,912		131,852
NN Group	12,267		527,571
NXP Semiconductors	14,088		1,056,459
QIAGEN	9,188	[b]	333,688
Randstad Holding	4,812		242,697
Royal Dutch Shell, Cl. A	187,644		5,994,670
Royal Dutch Shell, Cl. B	152,838		4,976,355
Wolters Kluwer	11,996		681,128
			25,641,323
New Zealand - .2%
a2 Milk Co.	29,178	[b]	200,277
Auckland International Airport	41,164		187,643
Fisher & Paykel Healthcare Corporation	24,032		214,126
Fletcher Building	34,315	[b]	135,573

23

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
New Zealand - .2% (continued)
Meridian Energy	52,186		106,711
Ryman Healthcare	16,781		132,441
Spark New Zealand	75,655		195,413
			1,172,184
Norway - .8%
Aker	4,309		141,547
DNB	39,964		720,690
Equinor	47,449		1,222,558
Gjensidige Forsikring	8,353		129,185
Marine Harvest	17,119		413,838
Norsk Hydro	54,441		281,607
Orkla	33,180		285,975
Schibsted, Cl. B	4,266		134,867
Telenor	31,035		568,406
Yara International	7,257		311,518
			4,210,191
Portugal - .2%
Banco Espirito Santo	118,053	[b,d]	0
Energias de Portugal	102,316		359,485
Galp Energia	20,573		358,653
Jeronimo Martins	10,446		128,440
			846,578
Singapore - 1.2%
Ascendas Real Estate Investment Trust	97,433		176,957
CapitaLand	106,800		242,476
CapitaLand Commercial Trust	107,851		134,844
CapitaLand Mall Trust	103,800		158,255
City Developments	17,000		96,951
ComfortDelGro	93,200		151,429
DBS Group Holdings	73,688		1,250,330
Genting Singapore	251,927		159,923
Golden Agri-Resources	278,440		51,369
Jardine Cycle & Carriage	4,113		90,020
Keppel	60,600		271,758
Oversea-Chinese Banking	128,838		1,001,375
SATS	27,600		99,089
Sembcorp Industries	43,254		88,237
Singapore Airlines	22,833		156,415
Singapore Exchange	34,000		168,114
Singapore Press Holdings	69,075		132,342
Singapore Technologies Engineering	67,400		173,045
Singapore Telecommunications	330,051		753,884
Suntec Real Estate Investment Trust	82,800		105,929

24

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Singapore - 1.2% (continued)
United Overseas Bank	55,063		971,276
UOL Group	21,111		91,785
Venture Corporation	10,900		120,929
Wilmar International	77,300		176,058
			6,822,790
South Africa - .0%
Investec	26,558		164,072
Mediclinic International	14,249		68,525
			232,597
Spain - 2.9%
ACS Actividades de Construccion y Servicios	10,453		391,355
Aena	2,795	[c]	446,305
Amadeus IT Group	18,017		1,452,762
Banco Bilbao Vizcaya Argentaria	273,889		1,511,950
Banco de Sabadell	233,993		307,966
Banco Santander	664,105		3,148,364
Bankia	48,254		151,569
Bankinter	28,227		231,468
CaixaBank	148,383		600,641
Enagas	9,056		240,164
Endesa	12,790		267,617
Ferrovial	19,406		388,512
Grifols	12,418		354,203
Iberdrola	244,856		1,732,870
Inditex	44,750		1,262,136
Mapfre	46,873		140,118
Naturgy Energy Group	14,587		358,723
Red Electrica	17,696		366,504
Repsol	56,097		1,004,952
Siemens Gamesa Renewable Energy	10,111	[b]	112,026
Telefonica	191,876		1,570,962
			16,041,167
Sweden - 2.4%
Alfa Laval	11,798		301,148
Assa Abloy, Cl. B	41,326		823,821
Atlas Copco, Cl. A	27,123		670,496
Atlas Copco, Cl. B	15,597		357,017
Boliden	11,015		250,535
Electrolux, Ser. B	9,785		202,669
Epiroc	27,151	[b]	238,140
Epiroc	15,710	[b]	129,288
Ericsson, Cl. B	126,651		1,100,183

25

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Sweden - 2.4% (continued)
Essity	25,067		571,808
Hennes & Mauritz, Cl. B	35,744		629,113
Hexagon, Cl. B	10,407		509,466
Husqvarna, Cl. B	17,528		132,084
ICA Gruppen	3,218		113,937
Industrivarden, Cl. C	6,910		143,473
Investment AB Kinnevik, Cl. B	9,938		274,768
Investor, Cl. B	18,798		814,175
L E Lundbergforetagen	3,112		95,945
Lundin Petroleum	7,919		240,721
Sandvik	45,616		721,415
Securitas, Cl. B	13,365		229,073
Skandinaviska Enskilda Banken, Cl. A	65,698		678,929
Skanska, Cl. B	14,100		221,726
SKF, Cl. B	15,606		250,386
Svenska Handelsbanken, Cl. A	63,087		684,713
Swedbank, Cl. A	37,041		832,866
Swedish Match	7,114		362,658
Tele2, Cl. B	14,711		166,741
Telia	114,927		517,220
Volvo, Cl. B	64,483		962,495
			13,227,009
Switzerland - 9.0%
ABB	75,689		1,521,576
Adecco Group	6,479		316,993
Baloise Holding	2,039		291,271
Barry Callebaut	92		179,482
Cie Financiere Richemont	21,435		1,563,144
Clariant	7,914	[b]	170,131
Coca-Cola HBC	8,135	[b]	240,110
Credit Suisse Group	104,916	[b]	1,367,353
Dufry	1,417	[b]	159,325
EMS-Chemie Holding	344		189,361
Ferguson	9,488		640,190
Geberit	1,495		585,107
Givaudan	381		922,348
Glencore	469,619	[b]	1,911,542
Julius Baer Group	8,966	[b]	408,835
Kuehne + Nagel International	2,251		312,600
LafargeHolcim	20,001	[b]	927,589
Lindt & Spruengli	4		319,246
Lindt & Spruengli-PC	42		289,337
Lonza Group	3,050	[b]	956,364

26

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Switzerland - 9.0% (continued)
Nestle	127,100		10,719,432
Novartis	88,518		7,729,940
Pargesa Holding-BR	1,544		113,049
Partners Group Holding	708		502,963
Roche Holding	28,681		6,959,392
Schindler Holding	853		177,047
Schindler Holding-PC	1,696		356,171
SGS	221		523,597
Sika	5,229		670,456
Sonova Holding	2,218		361,770
STMicroelectronics	27,403		416,630
Straumann Holding	428		291,236
Swatch Group	2,353		156,623
Swatch Group-BR	1,236		416,837
Swiss Life Holding	1,377	[b]	518,854
Swiss Prime Site	2,854	[b]	231,448
Swiss Re	12,896		1,163,140
Swisscom	1,074		491,383
Temenos	2,540	[b]	347,010
UBS Group	156,951	[b]	2,190,009
Vifor Pharma	1,803		260,419
Zurich Insurance Group	6,220		1,930,001
			49,799,311
United Arab Emirates - .0%
NMC Health	4,147		187,005
United Kingdom - 14.6%
3i Group	39,026		437,576
Admiral Group	8,590		220,858
Anglo American	43,318		926,425
Ashtead Group	20,215		499,684
Associated British Foods	14,759		450,029
AstraZeneca	51,663		3,946,327
Auto Trader Group	37,214	[c]	194,707
Aviva	165,237		904,019
Babcock International Group	10,761		84,013
BAE Systems	131,215		881,413
Barclays	702,393		1,544,984
Barratt Developments	40,982		268,855
Berkeley Group Holdings	5,356		239,491
BP	814,268		5,898,167
British American Tobacco	93,555		4,059,707
British Land Co.	39,207		296,474
BT Group	347,580		1,068,075

27

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
United Kingdom - 14.6% (continued)
Bunzl	13,569		400,489
Burberry Group	16,727		386,950
Centrica	228,930		430,193
CNH Industrial	42,395		440,820
Coca-Cola European Partners	8,738		397,492
Compass Group	64,972		1,278,409
ConvaTec Group	55,965	[c]	115,838
Croda International	5,291		325,802
Diageo	100,340		3,470,475
Direct Line Insurance Group	56,151		236,326
easyJet	6,768		103,727
Experian	37,868		871,705
Fiat Chrysler Automobiles	44,415	[b]	673,439
G4S	66,375		182,163
GlaxoSmithKline	202,282		3,911,512
Hammerson	32,066		179,565
Hargreaves Lansdown	11,889		282,903
HSBC Holdings	818,465		6,742,718
Imperial Brands	39,133		1,325,984
Informa	50,253		457,970
InterContinental Hotels Group	7,254		380,640
International Consolidated Airlines Group	25,819		199,169
Intertek Group	6,547		391,965
ITV	146,301		278,320
J Sainsbury	70,525		280,445
John Wood Group	27,264		248,686
Johnson Matthey	7,793		295,757
Kingfisher	89,958		292,670
Land Securities Group	29,898		325,947
Legal & General Group	245,689		789,131
Lloyds Banking Group	2,935,898		2,146,401
London Stock Exchange Group	12,653		697,301
Marks & Spencer Group	68,114		257,548
Meggitt	32,324		218,648
Melrose Industries	194,110		417,703
Merlin Entertainments	31,172	[c]	128,666
Micro Focus International	17,392		269,535
Mondi	14,663		345,093
National Grid	137,782		1,460,145
Next	5,633		374,591
Pearson	32,788		376,119
Persimmon	13,038		381,998

28

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
United Kingdom - 14.6% (continued)
Prudential	105,518		2,116,691
Reckitt Benckiser Group	27,260		2,204,206
RELX	40,456		800,519
RELX	39,929		790,412
Rio Tinto	16,985		920,994
Rio Tinto	48,372		2,353,059
Rolls-Royce Holdings	68,740	[b]	736,324
Rolls-Royce Holdings	3,162,040	[b,d]	0
Royal Bank of Scotland Group	193,964		585,566
Royal Mail	38,434		176,169
RSA Insurance Group	43,273		312,023
Sage Group	43,146		300,257
Schroders	5,179		177,168
Segro	41,218		323,576
Severn Trent	9,605		228,636
Smith & Nephew	35,244		573,169
Smiths Group	15,938		284,465
SSE	40,931		596,318
St James's Place	21,386		276,668
Standard Chartered	113,615		797,518
Standard Life Aberdeen	97,197		335,737
Taylor Wimpey	132,556		273,436
Tesco	396,848		1,081,431
Travis Perkins	10,350		146,424
Unilever	62,921		3,387,525
Unilever	49,751		2,634,492
United Utilities Group	27,251		253,019
Vodafone Group	1,086,148		2,051,492
Weir Group	9,698		196,442
Whitbread	7,508		421,985
Wm Morrison Supermarkets	88,930		281,863
WPP	52,373		594,302
			80,903,648
United States - .5%
Carnival	7,315		399,377
Shire	37,215		2,225,958
			2,625,335
Total Common Stocks (cost $433,219,062)			536,049,316

29

STATEMENT OF INVESTMENTS (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .6%
Germany - .6%
Bayerische Motoren Werke	6.24	2,325		175,509
Fuchs Petrolub	2.24	2,998		138,988
Henkel & Co.	1.82	7,345		803,328
Porsche Automobil Holding	3.08	6,352		404,789
Sartorius	0.4	1,419		205,551
Schaeffler	6.59	6,779		71,637
Volkswagen	2.67	7,614		1,282,357
Total Preferred Stocks (cost $2,283,111)				3,082,159
		Number of Rights
Rights - .0%
Spain - .0%
Banco Santander (cost $27,082)		672,493		26,126
		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
2.09%, 12/6/18 (cost $653,650)		655,000	[e]	653,641
	7-Day Yield (%)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,952,974)	2.21	9,952,974	[f]	9,952,974
Total Investments (cost $446,135,879)		99.4%		549,764,216
Cash and Receivables (Net)		.6%		3,401,840
Net Assets		100.0%		553,166,056

ADR—American Depository Receipt

BR—Bearer Certificate

CDI—Chess Depository Interest

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Risparmio (Savings) Shares

SDR—Swedish Depository Receipts

a Investment in real estate investment trust.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $3,538,818 or .64% of net assets.

d The fund held Level 3 securities at October 31, 2018, these securities were valued at $0 or .0% of net assets.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

30

Portfolio Summary (Unaudited) †	Value (%)
Banks	10.7
Capital Goods	9.7
Pharmaceuticals Biotechnology & Life Sciences	9.0
Materials	7.4
Food, Beverage & Tobacco	6.7
Energy	6.0
Insurance	5.4
Automobiles & Components	4.4
Telecommunication Services	3.7
Consumer Durables & Apparel	3.5
Real Estate	3.4
Utilities	3.3
Diversified Financials	3.2
Household & Personal Products	2.9
Transportation	2.5
Technology Hardware & Equipment	2.4
Software & Services	2.2
Health Care Equipment & Services	2.1
Registered Investment Companies	1.8
Commercial & Professional Services	1.8
Food & Staples Retailing	1.7
Media & Entertainment	1.5
Consumer Services	1.4
Retailing	1.3
Semiconductors & Semiconductor Equipment	1.3
U.S. Treasury Bills	.1
99.4

† Based on net assets.

See notes to financial statements.

31

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17($)	Purchases($)	Sales($)	Value 10/31/2018($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,193,671	107,791,821	108,032,518	9,952,974	1.8	165,102

See notes to financial statements.

32

STATEMENT OF FUTURES

October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Long
MSCI EAFE Index	144	12/18	13,158,416	13,050,000	(108,416)
Gross Unrealized Depreciation				(108,416)

See notes to financial statements.

33

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Bank of Montreal
Swedish Krona	20,714	Euro	1,999	11/1/18	(1)
Gross Unrealized Depreciation					(1)

See notes to financial statements.

34

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	436,182,905	539,811,242
Affiliated issuers	9,952,974	9,952,974
Cash		148,240
Cash denominated in foreign currency	74,610	74,206
Receivable for shares of Common Stock subscribed		3,377,010
Tax reclaim receivable		1,762,731
Dividends and interest receivable		1,477,408
Receivable for futures variation margin—Note 4		96,400
Cash collateral held by broker—Note 4		36
		556,700,247
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		242,500
Payable for shares of Common Stock redeemed		3,229,173
Unrealized depreciation on foreign currency transactions		60,472
Interest payable—Note 2		2,045
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1
		3,534,191
Net Assets ($)		553,166,056
Composition of Net Assets ($):
Paid-in capital		512,220,997
Total distributable earnings (loss)		40,945,059
Net Assets ($)		553,166,056

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	338,147,403	215,018,653
Shares Outstanding	20,821,950	13,223,804
Net Asset Value Per Share ($)	16.24	16.26

See notes to financial statements.

35

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $1,668,592 foreign taxes withheld at source):
Unaffiliated issuers	17,292,764
Affiliated issuers	165,102
Interest	10,622
Total Income	17,468,488
Expenses:
Management fee—Note 3(a)	2,136,221
Shareholder servicing costs—Note 3(b)	1,020,685
Directors’ fees—Note 3(a,c)	47,035
Loan commitment fees—Note 2	13,841
Interest expense—Note 2	2,125
Total Expenses	3,219,907
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(47,035)
Net Expenses	3,172,872
Investment Income—Net	14,295,616
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,277,276)
Net realized gain (loss) on futures	(787,994)
Net realized gain (loss) on forward foreign currency exchange contracts	27,069
Net Realized Gain (Loss)	(3,038,201)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(53,962,068)
Net unrealized appreciation (depreciation) on futures	(285,489)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1)
Net Unrealized Appreciation (Depreciation)	(54,247,558)
Net Realized and Unrealized Gain (Loss) on Investments	(57,285,759)
Net (Decrease) in Net Assets Resulting from Operations	(42,990,143)

See notes to financial statements.

36

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017	[a]
Operations ($):
Investment income—net	14,295,616	12,373,830
Net realized gain (loss) on investments	(3,038,201)	(7,527,169)
Net unrealized appreciation (depreciation) on investments	(54,247,558)	107,791,708
Net Increase (Decrease) in Net Assets Resulting from Operations	(42,990,143)	112,638,369
Distributions ($):
Distributions to shareholders:
Investor Shares	(9,690,563)	(11,437,032)
Class I	(4,110,609)	(2,263,295)
Total Distributions	(13,801,172)	(13,700,327)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	129,568,834	127,962,171
Class I	113,058,264	150,697,819
Distributions reinvested:
Investor Shares	9,622,337	11,361,926
Class I	-	775,259
Cost of shares redeemed:
Investor Shares	(222,344,569)	(274,560,705)
Class I	(31,706,560)	(19,063,941)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,801,694)	(2,827,471)
Total Increase (Decrease) in Net Assets	(58,593,009)	96,110,571
Net Assets ($):
Beginning of Period	611,759,065	515,648,494
End of Period	553,166,056	611,759,065
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	7,291,243	7,885,800
Shares issued for distributions reinvested	539,671	776,088
Shares redeemed	(12,492,543)	(17,480,862)
Net Increase (Decrease) in Shares Outstanding	(4,661,629)	(8,818,974)
Class Ib
Shares sold	6,270,089	9,742,214
Shares issued for distributions reinvested	74,652	52,991
Shares redeemed	(1,800,643)	(1,160,307)
Net Increase (Decrease) in Shares Outstanding	4,544,098	8,634,898

[a]Distributions to shareholders include $11,437,032 Investor Shares and $2,263,295 Class I of distributions from net investment income. Undistributed investment income—net was $7,844,126 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended October 31, 2018, 844,229 Investor shares representing $15,382,638 were exchanged for 844,719 Class I shares.
See notes to financial statements.

37

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2018	2017	2016[a]	2015	2014
Per Share Data ($):
Net asset value, beginning of period	17.90	15.01	15.86	16.54	17.12
Investment Operations:
Investment income—net[b]	.40	.35	.36	.35	.47
Net realized and unrealized gain (loss) on investments	(1.67)	2.96	(.89)	(.60)	(.49)
Total from Investment Operations	(1.27)	3.31	(.53)	(.25)	(.02)
Distributions:
Dividends from investment income—net	(.39)	(.42)	(.32)	(.43)	(.37)
Dividends from net realized gain on investments	-	-	-	-	(.19)
Total Distributions	(.39)	(.42)	(.32)	(.43)	(.56)
Net asset value, end of period	16.24	17.90	15.01	15.86	16.54
Total Return (%)	(7.30)	22.71	(3.37)	(1.46)	(.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.24	2.20	2.43	2.14	2.76
Portfolio Turnover Rate	7.48	9.18	5.53	8.44	10.26
Net Assets, end of period ($ x 1,000)	338,147	456,213	514,975	575,306	567,711

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

38

	Year Ended October 31,
Class I Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	17.92	15.02	15.15
Investment Operations:
Investment income—net[b]	.46	.42	.02
Net realized and unrealized gain (loss) on investments	(1.69)	2.94	(.15)
Total from Investment Operations	(1.23)	3.36	(.13)
Distributions:
Dividends from investment income—net	(.43)	(.46)	-
Net asset value, end of period	16.26	17.92	15.02
Total Return (%)	(7.06)	23.04	(.86)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36	.36	.40[d]
Ratio of net expenses to average net assets	.35	.35	.39[d]
Ratio of net investment income to average net assets	2.55	2.48	1.95[d]
Portfolio Turnover Rate	7.48	9.18	5.53
Net Assets, end of period ($ x 1,000)	215,019	155,546	673

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

39

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

40

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

41

NOTES TO FINANCIAL STATEMENTS (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day

42

and are generally categorized within Level 1 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	3,223,484	532,825,832†		536,049,316
Equity Securities - Preferred Stocks	-	3,082,159†	-	3,082,159
Investment Company	9,952,974	-	-	9,952,974
U.S. Treasury	-	653,641	-	653,641
Rights	-	26,126†	-	26,126
Other Financial Instruments:
Liabilities ($)
Other Financial Instruments:
Futures††	(108,416)	-	-	(108,416)
Forward Foreign Currency Exchange Contracts††	-	(1)	-	(1)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities and rights reported as Level 2 in the table above. At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

43

NOTES TO FINANCIAL STATEMENTS (continued)

Equity Securities— Foreign Common Stock ($)
Balance as of 10/31/2017	14
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(14)
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2018†	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2018	(14)

† Securities deemed as Level 3 have been determined to be worthless by managements own assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic

44

developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,539,333, accumulated capital losses $40,095,256 and unrealized appreciation $68,500,982.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $40,610 of short-

45

NOTES TO FINANCIAL STATEMENTS (continued)

term capital losses and $40,054,646 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $13,801,172 and $13,700,327, respectively.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $67,700 with a related weighted average annualized interest rate of 3.14%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, Dreyfus pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors

46

(including counsel fees). During the period ended October 31, 2018, fees reimbursed by Dreyfus amounted to $47,035.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, the fund was charged $1,020,685 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $170,852 and Shareholder Services Plan fees $75,741, which are offset against an expense reimbursement currently in effect in the amount of $4,093.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures and forward contracts, during the period ended October 31, 2018, amounted to $44,460,920 and $46,256,720, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

47

NOTES TO FINANCIAL STATEMENTS (continued)

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018, are set forth in the Statement of Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

48

counterparty. Forward contracts open at October 31, 2018, are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2018 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Equity risk	-	Equity risk	(108,416)	[1]
Foreign exchange risk	-	Foreign exchange risk	(1)	[2]
Gross fair value of derivative contracts	-		(108,417)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Forward Contracts	[2]	Total
Equity	(787,994)		-		(787,994)
Foreign exchange	-		27,069		27,069
Total	(787,994)		27,069		(760,925)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[3]	Forward Contracts	[4]	Total
Equity	(285,489)		-		(285,489)
Foreign exchange	-		(1)		(1)
Total	(285,489)		(1)		(285,490)

Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on forward foreign currency exchange contracts.
[3]Net unrealized appreciation (depreciation) on futures.
[4]Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including

49

NOTES TO FINANCIAL STATEMENTS (continued)

derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(108,416)
Forward contracts	-	(1)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(108,417)
Derivatives not subject to
Master Agreements	-	108,416
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(1)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of Montreal	(1)		-	-	(1)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Equity futures	13,157,849
Forward contracts	39,447

At October 31, 2018, the cost of investments for federal income tax purposes was $481,202,357; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was

50

$68,561,858, consisting of $147,000,471 gross unrealized appreciation and $78,438,613 gross unrealized depreciation.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus International Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus International Stock Index Fund (the “Fund”) (one of the funds constituting Dreyfus Index Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures and forward foreign currency exchange contracts, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Index Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

52

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2018:

- the total amount of taxes paid to foreign countries was $1,613,533

- the total amount of income sourced from foreign countries was $19,002,621

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. For the fiscal year ended October 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $13,801,172 represents the maximum amount that may be considered qualified dividend income.

53

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

54

Ehud Houminer (78)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

55

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

56

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

57

For More Information

Dreyfus International Stock Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0079AR1018

Dreyfus S&P 500 Index Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus S&P 500 Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus S&P 500 Index Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus S&P 500 Index Fund produced a total return of 6.83%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 7.35% for the same period.2

U.S. equities advanced moderately during the reporting period, amid improving economic prospects and reports of better-than-expected corporate earnings. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $5.3 billion, to the extent consistent with market conditions.

Positive Economic Trends in the Face of Rising Volatility

A positive economic backdrop supported U.S. equity markets in late 2017, including sustained GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board (the “Fed”) for 2018. Passage of tax-reform legislation in December 2017 sparked additional market gains, driving the Index to new all-time highs in January 2018. Some of the more economically sensitive market segments, such as the information technology and financials sectors, led the market’s advance at the time.

In the first few months of 2018, volatility entered the picture, as concerns over inflation and the potential for trade disputes roiled markets. However, U.S. markets were able to stabilize, and the upward trend continued, on the back of sustained positive economic data, corporate balance-sheet strength, and robust consumer spending. Non-U.S. markets, however, slowed as the rate of economic improvement in areas such as the Eurozone stalled. In late summer, continued political rhetoric in the U.S. regarding trade and midterm elections, and concerns over issues abroad in areas such as Italy, Turkey, Argentina, and the United Kingdom weighed on sentiment. Despite strong underlying fundamentals, volatility crept back into the picture in U.S. markets.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Information Technology Stocks Lead the Market

The information technology sector led the index over the reporting period, driven higher by software developers and technology service companies. However, investors appeared to become more selective in an industry group with rich valuations, favoring profitable companies with sustainable growth rates, such as cloud computing specialists, payment processors, and IT consulting firms. Consumer discretionary stocks also posted high returns, supported primarily by gains in a small number of mega-cap growth stocks. Most notably, online retailer Amazon.com continued to surge, as investors responded positively to its expansion into other industries, such as groceries, travel, and health care. Home improvement companies, such as Lowe’s and Home Depot, also helped the sector. Automotive parts companies also benefited from the trend, as consumers have been tending to purchase parts to fix the cars they already own rather than buying new ones. Health care also rebounded to become one of the top-performing sectors during the period.

Laggards for the reporting period included sectors negatively affected by trade disputes, such as materials and industrials. In general, materials companies were affected by the U.S. trade issues with China. China has traditionally been one of the biggest purchasers of raw materials, and the trade disputes have led them to purchase less. Metals and mining companies were also affected. Elsewhere in the sector, the rising price of oil has put pressure on profit margins of chemical companies that use oil-based products as an input for many of their goods. Higher freight costs also hurt returns. Companies such as General Electric also lagged, which led to industrials being the worst-performing sector during the reporting period. Due to diminishing global demand, machinery companies were also under pressure because of trade tensions, rising costs of raw materials, and revenue delays caused by labor shortages, which prolonged the completion of projects.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears intact, supported by a strong labor market and sound corporate balance sheets. Although the recovery progress of non-U.S. developed markets seemed to stall in February and remains under fire due to geopolitical issues, the underlying fundamentals remain neutral. The market’s currently constructive conditions could be undermined by unexpected political and economic developments as geopolitical tensions potentially escalate. As always, we continue to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2018

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus S&P 500 Index Fund shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus S&P 500 Index Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/18
	1 Year	5 Years	10 Years
Fund	6.83%	10.80%	12.71%
S&P 500® Index	7.35%	11.33%	13.23%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P 500 Index Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

Expenses paid per $1,000†	$2.56
Ending value (after expenses)	$1,031.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

Expenses paid per $1,000†	$2.55
Ending value (after expenses)	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - .5%
Aptiv	28,365		2,178,432
BorgWarner	21,946		864,892
Ford Motor	412,767		3,941,925
General Motors	138,211		5,057,141
Goodyear Tire & Rubber	26,752		563,397
Harley-Davidson	17,670		675,347
			13,281,134
Banks - 6.0%
Bank of America	981,368		26,987,620
BB&T	81,120		3,987,859
Citigroup	265,868		17,403,719
Citizens Financial Group	51,439		1,921,247
Comerica	18,616		1,518,321
Fifth Third Bancorp	71,555		1,931,269
Huntington Bancshares	116,491		1,669,316
JPMorgan Chase & Co.	354,989		38,700,901
KeyCorp	109,422		1,987,104
M&T Bank	15,295		2,529,946
People's United Financial	37,055	[a]	580,281
PNC Financial Services	49,125		6,312,071
Regions Financial	119,019		2,019,752
SunTrust Banks	48,689		3,050,853
SVB Financial Group	5,584	[b]	1,324,692
U.S. Bancorp	161,854		8,460,109
Wells Fargo & Co.	457,757		24,366,405
Zions Bancorporation	21,507	[a]	1,011,904
			145,763,369
Capital Goods - 6.5%
3M	62,157		11,825,991
A.O. Smith	14,760		672,023
Allegion	9,952		853,185
AMETEK	24,423		1,638,295
Arconic	42,956		873,295
Boeing	56,496		20,048,171
Caterpillar	62,289		7,556,902
Cummins	16,085		2,198,659
Deere & Co.	34,223		4,635,163
Dover	16,144		1,337,369
Eaton	46,460		3,329,788
Emerson Electric	66,198		4,493,520
Fastenal	30,336	[a]	1,559,574

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Capital Goods - 6.5% (continued)
Flowserve	14,622		671,150
Fluor	15,090		661,847
Fortive	32,842		2,438,519
Fortune Brands Home & Security	16,131		723,153
General Dynamics	29,359		5,066,776
General Electric	912,073		9,211,937
Harris	12,619		1,876,572
Honeywell International	78,808		11,412,975
Huntington Ingalls Industries	4,619		1,009,159
Illinois Tool Works	32,119		4,097,421
Ingersoll-Rand	25,842		2,479,282
Jacobs Engineering Group	12,178		914,446
Johnson Controls International	98,158		3,138,111
L3 Technologies	8,357		1,583,401
Lockheed Martin	26,116		7,674,187
Masco	33,586		1,007,580
Northrop Grumman	18,341		4,804,425
PACCAR	37,111		2,123,120
Parker-Hannifin	14,111		2,139,651
Pentair	17,548		704,552
Quanta Services	15,939	[b]	497,297
Raytheon	30,231		5,291,634
Resideo Technologies	50	[b]	1,067
Rockwell Automation	13,055		2,150,550
Rockwell Collins	17,062		2,184,277
Roper Technologies	10,913		3,087,288
Snap-on	5,907		909,324
Stanley Black & Decker	16,224		1,890,420
Textron	26,362		1,413,794
TransDigm Group	5,128	[b]	1,693,522
United Rentals	8,742	[b]	1,049,652
United Technologies	79,282		9,847,617
W.W. Grainger	4,865	[a]	1,381,514
Xylem	19,065		1,250,283
			157,408,438
Commercial & Professional Services - .7%
Cintas	9,199		1,673,022
Copart	21,206	[a,b]	1,037,185
Equifax	12,530		1,271,043
IHS Markit	37,529	[b]	1,971,398
Nielsen Holdings	37,412	[a]	971,964
Republic Services	24,265		1,763,580
Robert Half International	12,855		778,113

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Commercial & Professional Services - .7% (continued)
Rollins	8,198		485,322
Stericycle	9,330	[b]	466,220
Verisk Analytics	17,325	[b]	2,076,228
Waste Management	41,701		3,730,988
			16,225,063
Consumer Durables & Apparel - 1.1%
D.R. Horton	36,489		1,312,144
Garmin	12,419		821,641
Hanesbrands	36,495	[a]	626,254
Hasbro	12,229	[a]	1,121,522
Leggett & Platt	13,243	[a]	480,853
Lennar, Cl. A	30,698		1,319,400
Mattel	37,674	[a,b]	511,613
Michael Kors Holdings	15,410	[b]	853,868
Mohawk Industries	6,778	[b]	845,420
Newell Brands	49,617		787,918
NIKE, Cl. B	134,853		10,119,369
PulteGroup	27,747		681,744
PVH	8,191		989,391
Ralph Lauren	5,678		735,926
Tapestry	29,208		1,235,790
Under Armour, Cl. A	20,005	[a,b]	442,311
Under Armour, Cl. C	20,154	[b]	399,654
VF	34,630		2,870,134
Whirlpool	6,738		739,563
			26,894,515
Consumer Services - 1.7%
Carnival	42,255		2,367,970
Chipotle Mexican Grill	2,437	[b]	1,121,824
Darden Restaurants	13,224		1,409,017
H&R Block	22,978	[a]	609,836
Hilton Worldwide Holdings	31,387		2,233,813
Marriott International, Cl. A	30,466		3,561,171
McDonald's	81,939		14,495,009
MGM Resorts International	53,540		1,428,447
Norwegian Cruise Line Holdings	21,990	[b]	969,099
Royal Caribbean Cruises	17,732		1,857,072
Starbucks	142,633		8,311,225
Wynn Resorts	10,234		1,029,540
Yum! Brands	34,521		3,121,044
			42,515,067
Diversified Financials - 5.2%
Affiliated Managers Group	5,476		622,402

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Diversified Financials - 5.2% (continued)
American Express	74,623		7,666,021
Ameriprise Financial	15,379		1,956,824
Bank of New York Mellon	97,813		4,629,489
Berkshire Hathaway	205,561	[b]	42,197,562
BlackRock	13,018		5,355,866
Capital One Financial	51,423		4,592,074
CBOE Holdings	12,146		1,370,676
Charles Schwab	125,694		5,812,091
CME Group	35,917		6,581,431
Discover Financial Services	36,293		2,528,533
E*TRADE Financial	27,210		1,344,718
Franklin Resources	35,198		1,073,539
Goldman Sachs	36,835		8,301,504
Intercontinental Exchange	60,693		4,675,789
Invesco	41,737		906,110
Jefferies Financial Group	33,318		715,337
Moody's	17,302		2,517,095
Morgan Stanley	140,300		6,406,098
MSCI	9,500		1,428,610
Nasdaq	12,664		1,098,095
Northern Trust	23,507		2,211,304
Raymond James Financial	13,290		1,019,210
S&P Global	26,391		4,811,607
State Street	39,989		2,749,244
Synchrony Financial	72,263		2,086,955
T. Rowe Price Group	25,895		2,511,556
			127,169,740
Energy - 5.7%
Anadarko Petroleum	54,386		2,893,335
Apache	41,242	[a]	1,560,185
Baker Hughes	43,843	[a]	1,170,170
Cabot Oil & Gas	48,116		1,165,851
Chevron	202,153		22,570,382
Cimarex Energy	9,940		789,932
Concho Resources	21,076	[b]	2,931,461
ConocoPhillips	122,356		8,552,684
Devon Energy	55,119		1,785,856
EOG Resources	60,917		6,416,997
EQT	26,426		897,691
Exxon Mobil	446,728		35,595,287
Halliburton	92,767		3,217,160
Helmerich & Payne	11,640		725,056
Hess	27,848		1,598,475

10

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 5.7% (continued)
HollyFrontier	17,238		1,162,531
Kinder Morgan	201,402		3,427,862
Marathon Oil	89,589		1,701,295
Marathon Petroleum	72,405		5,100,932
National Oilwell Varco	38,984		1,434,611
Newfield Exploration	22,504	[b]	454,581
Noble Energy	49,670		1,234,300
Occidental Petroleum	80,540		5,401,818
ONEOK	42,598		2,794,429
Phillips 66	45,003		4,627,208
Pioneer Natural Resources	17,620		2,594,897
Schlumberger	145,452		7,463,142
TechnipFMC	45,606		1,199,438
Valero Energy	45,211		4,118,270
Williams Cos.	127,267		3,096,406
			137,682,242
Food & Staples Retailing - 1.6%
Costco Wholesale	46,112		10,542,587
Kroger	84,102		2,502,876
Sysco	50,835		3,626,061
Walgreens Boots Alliance	88,586		7,066,505
Wal-Mart Stores	152,165		15,259,106
			38,997,135
Food, Beverage & Tobacco - 4.1%
Altria Group	198,311		12,898,147
Archer-Daniels-Midland	59,606		2,816,384
Brown-Forman, Cl. B	18,716		867,299
Campbell Soup	19,843	[a]	742,327
Coca-Cola	402,705		19,281,515
ConAgra Brands	47,814		1,702,178
Constellation Brands, Cl. A	17,674		3,521,191
General Mills	62,133		2,721,425
Hershey	15,105		1,618,501
Hormel Foods	28,005	[a]	1,222,138
J.M. Smucker	11,838		1,282,292
Kellogg	25,753		1,686,306
Kraft Heinz	65,508		3,600,975
McCormick & Co.	13,033	[a]	1,876,752
Molson Coors Brewing, Cl. B	19,404		1,241,856
Mondelez International, Cl. A	156,224		6,558,284
Monster Beverage	42,759	[b]	2,259,813
PepsiCo	149,279		16,775,974
Philip Morris International	164,010		14,444,361

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Food, Beverage & Tobacco - 4.1% (continued)
Tyson Foods, Cl. A	31,089		1,862,853
			98,980,571
Health Care Equipment & Services - 6.7%
Abbott Laboratories	185,094		12,760,380
ABIOMED	4,719	[b]	1,610,123
Aetna	34,346		6,814,246
Align Technology	7,700	[b]	1,703,240
AmerisourceBergen	16,887		1,486,056
Anthem	27,392		7,548,413
Baxter International	52,390		3,274,899
Becton Dickinson and Co.	28,050		6,465,525
Boston Scientific	144,691	[b]	5,229,133
Cardinal Health	32,808		1,660,085
Centene	21,510	[b]	2,803,183
Cerner	34,627	[b]	1,983,435
Cigna	25,702		5,495,345
Cooper	5,017		1,295,941
CVS Health	106,738		7,726,764
Danaher	64,473		6,408,616
DaVita	14,719	[b]	991,177
Dentsply Sirona	24,272		840,539
Edwards Lifesciences	21,794	[b]	3,216,794
Express Scripts Holding	59,292	[b]	5,749,545
HCA Healthcare	29,067		3,881,317
Henry Schein	16,444	[a,b]	1,364,852
Hologic	29,199	[b]	1,138,469
Humana	14,574		4,669,655
IDEXX Laboratories	9,315	[b]	1,975,898
Intuitive Surgical	11,891	[b]	6,197,351
Laboratory Corporation of America Holdings	10,609	[b]	1,703,275
McKesson	21,445		2,675,478
Medtronic	142,474		12,797,015
Quest Diagnostics	14,342		1,349,726
ResMed	14,623		1,548,868
Stryker	32,876		5,333,145
UnitedHealth Group	101,556		26,541,661
Universal Health Services, Cl. B	8,805		1,070,336
Varian Medical Systems	9,270	[b]	1,106,560
WellCare Health Plans	5,248	[b]	1,448,396
Zimmer Biomet Holdings	21,115		2,398,453
			162,263,894

12

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Household & Personal Products - 1.6%
Church & Dwight	24,736		1,468,576
Clorox	13,371		1,984,925
Colgate-Palmolive	92,316		5,497,418
Coty	47,752	[a,b]	503,784
Estee Lauder, Cl. A	23,452		3,223,243
Kimberly-Clark	37,134		3,873,076
Procter & Gamble	263,364		23,355,120
			39,906,142
Insurance - 2.3%
Aflac	80,773		3,478,893
Allstate	36,737		3,516,466
American International Group	94,183		3,888,816
Aon	25,670		4,009,141
Arthur J. Gallagher & Co.	18,524		1,370,961
Assurant	5,538		538,349
Brighthouse Financial	12,577	[b]	498,427
Chubb	48,938		6,112,846
Cincinnati Financial	15,293		1,202,642
Everest Re Group	4,112		895,840
Hartford Financial Services	37,335		1,695,756
Lincoln National	22,380		1,347,052
Loews	28,238		1,314,761
Marsh & McLennan Cos.	53,661		4,547,770
MetLife	105,303		4,337,431
Principal Financial Group	28,516		1,342,248
Progressive	61,561		4,290,802
Prudential Financial	44,611		4,183,620
Torchmark	10,962		928,043
Travelers	28,624		3,581,721
Unum	23,299		844,822
Willis Towers Watson	14,033		2,008,964
			55,935,371
Materials - 2.5%
Air Products & Chemicals	23,137		3,571,196
Albemarle	10,902	[a,b]	1,081,696
Avery Dennison	9,339		847,234
Ball	37,634	[a]	1,686,003
CF Industries Holdings	24,617		1,182,355
DowDuPont	243,939		13,153,191
Eastman Chemical	14,832		1,162,087
Ecolab	27,397		4,195,851
FMC	14,345		1,120,058
Freeport-McMoRan	152,375		1,775,169

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 2.5% (continued)
International Flavors & Fragrances	8,402	[a]	1,215,433
International Paper	43,401		1,968,669
Linde	57,276		9,477,460
LyondellBasell Industries, Cl. A	33,948		3,030,538
Martin Marietta Materials	6,535	[a]	1,119,315
Mosaic	35,792		1,107,404
Newmont Mining	54,927		1,698,343
Nucor	33,511		1,981,170
Packaging Corporation of America	9,390		862,096
PPG Industries	25,662		2,696,820
Sealed Air	18,707		605,359
Sherwin-Williams	8,566		3,370,464
Vulcan Materials	13,690		1,384,607
WestRock	26,244		1,127,705
			61,420,223
Media & Entertainment - 8.0%
Activision Blizzard	79,588		5,495,551
Alphabet, Cl. A	31,547	[b]	34,404,527
Alphabet, Cl. C	32,495	[b]	34,989,641
CBS, Cl. B	36,619		2,100,100
Charter Communications, Cl. A	18,890	[b]	6,051,789
Comcast, Cl. A	484,091		18,463,231
Discovery Communications, Cl. A	18,177	[a,b]	588,753
Discovery Communications, Cl. C	35,539	[b]	1,041,648
DISH Network, Cl. A	22,928	[b]	704,807
Electronic Arts	31,797	[b]	2,892,891
Facebook, Cl. A	254,528	[b]	38,634,805
Interpublic Group of Companies	40,085		928,369
Netflix	45,942	[b]	13,864,377
News Corp., Cl. A	43,040		567,698
News Corp., Cl. B	11,308		150,849
Omnicom Group	24,661	[a]	1,832,806
Take-Two Interactive Software	12,084	[b]	1,557,265
TripAdvisor	10,144	[b]	528,908
Twenty-First Century Fox, Cl. A	110,663		5,037,380
Twenty-First Century Fox, Cl. B	51,152		2,311,047
Twitter	75,554	[b]	2,625,502
Viacom, Cl. B	37,551		1,200,881
Walt Disney	156,929		18,020,157
			193,992,982
Pharmaceuticals Biotechnology & Life Sciences - 8.3%
AbbVie	159,709		12,433,346
Agilent Technologies	33,303		2,157,701

14

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.3% (continued)
Alexion Pharmaceuticals	23,597	[b]	2,644,516
Allergan	33,850		5,348,639
Amgen	68,492		13,204,573
Biogen	21,354	[b]	6,497,382
Bristol-Myers Squibb	172,164		8,701,169
Celgene	74,539	[b]	5,336,992
Eli Lilly & Co.	100,893		10,940,837
Gilead Sciences	136,629		9,315,365
Illumina	15,406	[b]	4,793,577
Incyte	18,830	[b]	1,220,561
IQVIA Holdings	16,999	[b]	2,089,687
Johnson & Johnson	283,067		39,626,549
Merck & Co.	280,897		20,676,828
Mettler-Toledo International	2,680	[b]	1,465,478
Mylan	53,156	[b]	1,661,125
Nektar Therapeutics	18,132	[b]	701,346
PerkinElmer	11,547	[a]	998,585
Perrigo Co	13,588	[a]	955,236
Pfizer	618,500		26,632,610
Regeneron Pharmaceuticals	8,083	[b]	2,742,077
Thermo Fisher Scientific	42,245		9,870,544
Vertex Pharmaceuticals	26,940	[b]	4,565,252
Waters	7,986	[b]	1,514,864
Zoetis	50,960		4,594,044
			200,688,883
Real Estate - 2.8%
Alexandria Real Estate Equities	10,778	[c]	1,317,395
American Tower	46,492	[c]	7,243,919
Apartment Investment & Management, Cl. A	16,280	[c]	700,691
AvalonBay Communities	14,746	[c]	2,586,154
Boston Properties	15,907	[c]	1,920,929
CBRE Group, Cl. A	32,250	[b]	1,299,353
Crown Castle International	43,232	[c]	4,701,048
Digital Realty Trust	21,721	[c]	2,242,910
Duke Realty	39,320	[c]	1,084,052
Equinix	8,381	[c]	3,174,220
Equity Residential	38,756	[c]	2,517,590
Essex Property Trust	6,978	[c]	1,749,943
Extra Space Storage	12,810	[c]	1,153,669
Federal Realty Investment Trust	7,784	[c]	965,605
HCP	50,367	[c]	1,387,611

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Real Estate - 2.8% (continued)
Host Hotels & Resorts	78,098	[c]	1,492,453
Iron Mountain	29,712	[c]	909,484
Kimco Realty	47,846	[c]	769,842
Macerich	12,160	[c]	627,699
Mid-America Apartment Communities	11,590	[c]	1,132,459
Prologis	66,324	[c]	4,275,908
Public Storage	15,495	[c]	3,183,758
Realty Income	30,531	[a,c]	1,840,103
Regency Centers	17,801	[c]	1,127,871
SBA Communications	12,264	[b,c]	1,988,853
Simon Property Group	32,465	[c]	5,957,977
SL Green Realty	9,107	[c]	831,105
UDR	29,474	[c]	1,155,086
Ventas	36,777	[c]	2,134,537
Vornado Realty Trust	17,464	[c]	1,188,949
Welltower	38,639	[c]	2,552,879
Weyerhaeuser	79,132	[c]	2,107,285
			67,321,337
Retailing - 6.4%
Advance Auto Parts	7,504		1,198,839
Amazon.com	43,199	[b]	69,032,434
AutoZone	2,806	[b]	2,058,117
Best Buy	26,459		1,856,363
Booking Holdings	5,016	[b]	9,402,893
CarMax	19,060	[a,b]	1,294,365
Dollar General	27,421		3,054,151
Dollar Tree	25,331	[b]	2,135,403
eBay	97,258	[b]	2,823,400
Expedia	12,866		1,613,782
Foot Locker	11,739		553,376
Gap	23,104		630,739
Genuine Parts	15,446		1,512,472
Home Depot	120,797		21,245,776
Kohl's	17,432		1,320,125
L Brands	26,326	[a]	853,489
LKQ	32,096	[b]	875,258
Lowe's	85,732		8,163,401
Macy's	31,411	[a]	1,077,083
Nordstrom	12,550	[a]	825,414
O'Reilly Automotive	8,642	[b]	2,771,922
Ross Stores	40,431		4,002,669
Target	56,116		4,692,981
The TJX Companies	66,182		7,272,078

16

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Retailing - 6.4% (continued)
Tiffany & Co.	11,444		1,273,717
Tractor Supply	13,316		1,223,607
Ulta Beauty	5,870	[b]	1,611,432
			154,375,286
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices	90,388	[a,b]	1,645,965
Analog Devices	39,165		3,278,502
Applied Materials	103,965		3,418,369
Broadcom	45,386		10,143,317
Intel	486,868		22,824,372
KLA-Tencor	16,750		1,533,295
Lam Research	17,010		2,410,827
Microchip Technology	23,989	[a]	1,577,996
Micron Technology	121,413	[b]	4,579,698
NVIDIA	64,147		13,524,112
Qorvo	13,460	[b]	989,445
Qualcomm	147,723		9,290,299
Skyworks Solutions	19,208		1,666,486
Texas Instruments	103,063		9,567,338
Xilinx	26,159		2,233,194
			88,683,215
Software & Services - 10.6%
Accenture	67,391		10,622,169
Adobe Systems	51,496	[b]	12,655,657
Akamai Technologies	17,352	[b]	1,253,682
Alliance Data Systems	4,984		1,027,601
ANSYS	8,786	[b]	1,313,946
Autodesk	22,946	[b]	2,965,771
Automatic Data Processing	46,482		6,697,127
Broadridge Financial Solutions	12,392		1,449,120
CA	32,183		1,427,638
Cadence Design Systems	30,985	[b]	1,381,001
Citrix Systems	13,129		1,345,329
Cognizant Technology Solutions, Cl. A	62,069		4,284,623
DXC Technology	29,509		2,149,140
Fidelity National Information Services	34,415		3,582,602
Fiserv	43,698	[b]	3,465,251
FleetCor Technologies	9,413	[b]	1,882,882
Fortinet	13,619	[b]	1,119,209
Gartner	9,554	[b]	1,409,406
Global Payments	16,393		1,872,572
International Business Machines	95,981		11,079,087
Intuit	27,217		5,742,787

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 10.6% (continued)
Mastercard, Cl. A	96,415		19,058,353
Microsoft	809,193		86,429,904
Oracle	299,696		14,637,153
Paychex	33,732		2,209,109
PayPal Holdings	124,554	[b]	10,486,201
Red Hat	18,811	[b]	3,228,720
salesforce.com	79,565	[b]	10,919,501
Symantec	63,731		1,156,718
Synopsys	15,471	[b]	1,385,119
Total System Services	17,439		1,589,565
VeriSign	11,258	[b]	1,604,715
Visa, Cl. A	187,704	[a]	25,874,996
Western Union	48,981	[a]	883,617
			258,190,271
Technology Hardware & Equipment - 6.4%
Amphenol	32,292		2,890,134
Apple	484,263		105,985,800
Arista Networks	5,403	[b]	1,244,581
Cisco Systems	483,577		22,123,648
Corning	87,576		2,798,053
F5 Networks	6,316	[b]	1,107,068
FLIR Systems	13,847		641,255
Hewlett Packard Enterprise	156,006		2,379,092
HP	170,424		4,114,035
IPG Photonics	3,976	[b]	530,995
Juniper Networks	36,497		1,068,267
Motorola Solutions	16,808		2,059,989
NetApp	28,110		2,206,354
Seagate Technology	27,801	[a]	1,118,434
TE Connectivity	37,189		2,804,794
Western Digital	30,905		1,331,078
Xerox	21,428		597,198
			155,000,775
Telecommunication Services - 2.1%
AT&T	766,432		23,514,134
CenturyLink	101,873		2,102,659
Verizon Communications	436,085		24,896,093
			50,512,886
Transportation - 2.1%
Alaska Air Group	12,317	[a]	756,510
American Airlines Group	44,743	[a]	1,569,584
CH Robinson Worldwide	14,781		1,315,952
CSX	86,722		5,971,677

18

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Transportation - 2.1% (continued)
Delta Air Lines	66,548		3,642,172
Expeditors International of Washington	17,931		1,204,605
FedEx	25,933		5,714,077
J.B. Hunt Transport Services	9,383		1,037,854
Kansas City Southern	10,943		1,115,748
Norfolk Southern	29,588		4,965,754
Southwest Airlines	54,570		2,679,387
Union Pacific	78,366		11,458,677
United Continental Holdings	24,823	[b]	2,122,615
United Parcel Service, Cl. B	73,145		7,792,868
			51,347,480
Utilities - 3.1%
AES	69,187		1,008,747
Alliant Energy	23,327		1,002,594
Ameren	25,980		1,677,788
American Electric Power	51,145		3,751,997
American Water Works	19,101		1,691,012
CenterPoint Energy	46,025		1,243,135
CMS Energy	28,908		1,431,524
Consolidated Edison	32,758		2,489,608
Dominion Resources	68,851		4,917,338
DTE Energy	19,146		2,152,010
Duke Energy	75,088		6,204,521
Edison International	34,208		2,373,693
Entergy	19,039	[a]	1,598,324
Evergy	28,352		1,587,428
Eversource Energy	33,257		2,103,838
Exelon	101,854		4,462,224
FirstEnergy	51,091		1,904,672
NextEra Energy	49,744		8,580,840
NiSource	37,178		942,834
NRG Energy	32,782		1,186,381
PG&E	53,042	[b]	2,482,896
Pinnacle West Capital	11,808		971,208
PPL	73,656		2,239,142
Public Service Enterprise Group	52,545		2,807,479
SCANA	16,338		654,337
Sempra Energy	28,799	[a]	3,171,346
Southern	106,911		4,814,202
WEC Energy Group	32,630		2,231,892
Xcel Energy	52,551		2,575,525
			74,258,535
Total Common Stocks (cost $718,253,494)			2,418,814,554

19

STATEMENT OF INVESTMENTS (continued)

		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
2.09%, 12/6/18 (cost $743,458)		745,000	[d,e]	743,455
	7-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,832,140)	2.21	12,832,140	[f]	12,832,140

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $2,004,282)	2.12	2,004,282	[f]	2,004,282
Total Investments (cost $733,833,374)		100.3%		2,434,394,431
Liabilities, Less Cash and Receivables		(.3%)		(6,382,846)
Net Assets		100.0%		2,428,011,585

a Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $64,565,198 and the value of the collateral held by the fund was $69,938,710, consisting of cash collateral of $2,004,282 and U.S. Government & Agency securities valued at $67,934,428.

b Non-income producing security.

c Investment in real estate investment trust.

d Security is a discount security. Income is recognized through the accretion of discount.

e Held by a broker as collateral for open short positions.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

20

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	20.7
Health Care	14.9
Financials	13.5
Communication Services	10.1
Consumer Discretionary	9.8
Industrials	9.3
Consumer Staples	7.3
Energy	5.7
Utilities	3.1
Real Estate	2.8
Materials	2.5
Investment Companies	.6
Government	.0
Basic Materials	.0
Consumer, Non-cyclical	.0
100.3

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17($)	Purchases($)	Sales ($)	Value 10/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,605,928	342,578,622	342,352,410	12,832,140.5		187,992
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	11,760,856	57,087,109	66,843,683	2,004,282.1		–
Total	24,366,784	399,665,731	409,196,093	14,836,422.6		187,992

See notes to financial statements.

22

STATEMENT OF FUTURES

October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-mini	88	12/18	12,190,826	11,928,840	(261,986)
Gross Unrealized Depreciation				(261,986)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $64,565,198)—Note 1(b):
Unaffiliated issuers	718,996,952	2,419,558,009
Affiliated issuers	14,836,422	14,836,422
Cash		159,517
Dividends and securities lending income receivable		2,214,505
Receivable for shares of Common Stock subscribed		1,124,450
Receivable for investment securities sold		337,825
Receivable for futures variation margin—Note 4		133,183
		2,438,363,911
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		953,378
Payable for investment securities purchased		4,432,801
Payable for shares of Common Stock redeemed		2,921,278
Liability for securities on loan—Note 1(b)		2,004,282
Directors fees and expenses payable		40,587
		10,352,326
Net Assets ($)		2,428,011,585
Composition of Net Assets ($):
Paid-in capital		451,153,587
Total distributable earnings (loss)		1,976,857,998
Net Assets ($)		2,428,011,585
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		43,798,091
Net Asset Value Per Share ($)		55.44

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	49,394,776
Affiliated issuers	187,992
Income from securities lending—Note 1(b)	106,400
Interest	14,125
Total Income	49,703,293
Expenses:
Management fee—Note 3(a)	6,569,178
Shareholder servicing costs—Note 3(b)	6,569,178
Directors’ fees—Note 3(a,c)	237,971
Loan commitment fees—Note 2	59,960
Interest expense—Note 2	9,589
Total Expenses	13,445,876
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(237,971)
Net Expenses	13,207,905
Investment Income—Net	36,495,388
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	281,164,062
Net realized gain (loss) on futures	2,635,351
Net Realized Gain (Loss)	283,799,413
Net unrealized appreciation (depreciation) on investments	(137,069,346)
Net unrealized appreciation (depreciation) on futures	(359,143)
Net Unrealized Appreciation (Depreciation)	(137,428,489)
Net Realized and Unrealized Gain (Loss) on Investments	146,370,924
Net Increase in Net Assets Resulting from Operations	182,866,312

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	36,495,388	40,072,150
Net realized gain (loss) on investments	283,799,413	192,182,977
Net unrealized appreciation (depreciation) on investments	(137,428,489)	309,601,974
Net Increase (Decrease) in Net Assets Resulting from Operations	182,866,312	541,857,101
Distributions ($):
Distributions to shareholders	(229,394,166)	(254,530,976)
Capital Stock Transactions ($):
Net proceeds from shares sold	349,636,970	414,809,180
Distributions reinvested	224,832,393	249,887,372
Cost of shares redeemed	(761,211,609)	(769,466,150)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(186,742,246)	(104,769,598)
Total Increase (Decrease) in Net Assets	(233,270,100)	182,556,527
Net Assets ($):
Beginning of Period	2,661,281,685	2,478,725,158
End of Period	2,428,011,585	2,661,281,685
Capital Share Transactions (Shares):
Shares sold	6,220,785	7,917,756
Shares issued for distributions reinvested	4,146,551	5,108,846
Shares redeemed	(13,537,891)	(14,622,407)
Net Increase (Decrease) in Shares Outstanding	(3,170,555)	(1,595,805)

[a]Distributions to shareholders include $43,501,163 of distributions from net investment income and $211,029,813 distributions from net realized gains. Undistributed investment income—net was $31,980,484 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	56.66	51.04	52.88	54.00	47.94
Investment Operations:
Investment income—net[a]	.78	.80	.84	.83	.77
Net realized and unrealized gain (loss) on investments	2.97	10.12	1.11	1.68	7.05
Total from Investment Operations	3.75	10.92	1.95	2.51	7.82
Distributions:
Dividends from investment income—net	(.86)	(.91)	(.87)	(.83)	(.74)
Dividends from net realized gain on investments	(4.11)	(4.39)	(2.92)	(2.80)	(1.02)
Total Distributions	(4.97)	(5.30)	(3.79)	(3.63)	(1.76)
Net asset value, end of period	55.44	56.66	51.04	52.88	54.00
Total Return (%)	6.83	23.03	3.95	4.70	16.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.39	1.52	1.68	1.59	1.54
Portfolio Turnover Rate	3.06	2.88	4.25	3.72	3.56
Net Assets, end of period ($ x 1,000)	2,428,012	2,661,282	2,478,725	2,771,235	2,894,071

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

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Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Common Stocks†	2,418,814,554	-	-	2,418,814,554

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($) (continued)
Investment Companies	14,836,422	-	-	14,836,422
U.S. Treasury	-	743,455	-	743,455
Liabilities ($)
Other Financial Instruments:
Futures††	(261,986)	-	-	(261,986)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of

31

NOTES TO FINANCIAL STATEMENTS (continued)

security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of New York Mellon earned $19,119 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,288,187, undistributed capital gains $275,191,181 and unrealized appreciation $1,671,378,630.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $42,582,612 and $45,178,724, and long-term capital gains $186,811,554 and $209,352,252, respectively.

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(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $371,000 with a related weighted average annualized interest rate of 2.58%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, Dreyfus pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2018, fees reimbursed by Dreyfus amounted to $237,971.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder

33

NOTES TO FINANCIAL STATEMENTS (continued)

accounts such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, the fund was charged $6,569,178 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $531,149 and Shareholder Services Plan fees $531,149, which are offset against an expense reimbursement currently in effect in the amount of $108,920.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2018, amounted to $79,739,923 and $457,772,646, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

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The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Equity futures	18,054,500

At October 31, 2018, the cost of investments for federal income tax purposes was $763,015,801; accordingly, accumulated net unrealized appreciation on investments was $1,671,378,630, consisting of $1,728,588,471 gross unrealized appreciation and $57,209,841 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: The Tribune LBO was executed in two-steps - a voluntary tender offer in June 2007, and a mandatory go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts throughout the country, which alleged that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, in a case styled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On November 6, 2012, the defendants filed a motion to dismiss most of the cases in the Tribune MDL. On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “… by or to (or for the benefit of),” among other specified entities, “a financial institution …” On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court.

35

NOTES TO FINANCIAL STATEMENTS (continued)

During the pendency of the plaintiffs’ cert. petition, the Supreme Court agreed to hear the appeal of Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Mgmt.”), a Seventh Circuit case that concerned the scope of Section 546(e) of the Code. In contrast to the Second Circuit, the Seventh Circuit had held that Section 546(e) does not exempt qualified transfers from avoidance that passed through “financial institutions.”

On February 27, 2018, the Supreme Court affirmed the Seventh Circuit’s decision. Noting that “the parties … d[id] not contend that either the debtor or petitioner … qualified as a ‘financial institution,’” the Court declined to address the effect that such an assertion would have had on the application Section 546(e). While the Merit Mgmt. decision likely will make it more difficult for some defendants to assert a defense under Section 546(e), the decision appears to be less consequential for registered investment company defendants, such as the Dreyfus Fund defendants, which are specifically defined as “financial institutions” under Section 101(22)(B) of the Code.

On April 3, 2018, Justices Kennedy and Thomas issued a Statement stating that “consideration of [the petition for certiorari filed by the Tribune plaintiffs] will be deferred for an additional period of time” to allow the Second Circuit or the District Court to consider whether to vacate the earlier judgment or provide other relief in light of Merit Mgmt. On April 10, 2018, the plaintiffs/appellants moved the Second Circuit to recall its mandate, vacate its decision, and remand the case to the district court for further proceedings. The defendants’ filed an opposition brief on April 20, 2018; plaintiffs/appellants filed their reply on April 27, 2018. On May 15, 2018, the Second Circuit issued an Order stating that “the mandate in this case is recalled in anticipation of further panel review.” As of December 13, 2018, there has been no subsequent activity in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case styled The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Adv. Pro. No-10-54010(KJC) was filed in the United States Bankruptcy Court for the District of Delaware. (“the FitzSimons Litigation”). The case was subsequently transferred to the Tribune MDL. Count One of the multi-count Complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On January 10, 2013, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint, which did

36

not change the legal basis of the claims against the Shareholder Defendants. On May 23, 2014, the defendants filed a motion to dismiss Count One against the Shareholder Defendants, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

On March 8, 2018, following the U.S. Supreme Court’s decision in Merit Management, the Plaintiff in the FitzSimons Case submitted a letter to the Court seeking permission to file another amended complaint or a motion for leave to amend in order to add a claim of constructive fraudulent transfer. On June 18, 2018, the Court issued an order staying the Trustee’s request pending further action by the Second Circuit in the state law cases. The Court also ordered counsel for all of the parties to file a joint letter “indicating how they wish to proceed with respect to a potential global resolution of this multi-district litigation.” On July 9, 2018, the parties submitted the joint letter requested by the Court expressing their views regarding a potential mediation. On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants. After Judge Richard J. Sullivan issued the Opinion and Order, the U.S. Judicial Panel on Multidistrict Litigation reassigned the entire litigation to Judge Denise Cote.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus S&P 500 Index Fund (the “Fund”) (one of the funds constituting Dreyfus Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Index Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2018 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $42,582,612 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund also hereby reports $.0086 per share as a long-term capital gain distribution paid on March 20, 2018 and also $.0603 per share as a short-term capital gain distribution and $4.046 per share as a long-term capital gain distribution paid on December 27, 2017.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

40

Ehud Houminer (78)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

42

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

43

NOTES

44

NOTES

45

For More Information

Dreyfus S&P 500 Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0078AR1018

Dreyfus Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Smallcap Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Smallcap Stock Index Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Smallcap Stock Index Fund’s Class I shares produced a total return of 5.37%, and its Investor shares returned 5.07%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a 5.60% total return for the same period.2,3

Small-cap stocks advanced modestly during the reporting period, amid improving economic prospects and reports of better-than-expected corporate earnings. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

The Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $400 million and $1.8 billion, to the extent consistent with market conditions.

Positive Economic Trends in the Face of Rising Volatility

A positive economic backdrop supported U.S. equity markets in late 2017, including sustained GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board (the “Fed”) for 2018. Passage of tax-reform legislation in December 2017 sparked additional market gains, driving the Index to new, all-time highs in January 2018. Some of the more economically sensitive market segments, such as the information technology and financials sectors, led the market’s advance at the time.

In the first few months of 2018, volatility entered the picture, as concerns over inflation and the potential for trade disputes roiled markets. However, U.S. markets were able to stabilize, and the upward trend continued, on the back of sustained positive economic data, corporate balance-sheet strength, and robust consumer spending. Non-U.S. markets, however, slowed as the rate of economic improvement in areas such as the Eurozone stalled. In late summer, continued political rhetoric in the U.S. regarding trade and midterm elections, and concerns over issues abroad in areas such as Italy, Turkey, Argentina, and the United Kingdom weighed on sentiment. Despite strong underlying fundamentals, volatility crept back into the picture in U.S. markets.

In this environment, small-cap stocks trailed their large-cap counterparts, but outperformed mid-cap stocks.

Health Care Stocks Lead the Market

For the reporting period, health care stocks posted the highest overall returns of the Index’s various market segments. Small pharmaceutical and medical equipment companies led the advance. Prices were buoyed by speedy Food and Drug Administration (FDA) approvals and mergers-and-acquisitions

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

activity. Several product breakthroughs during the period also helped returns. The consumer discretionary sector was bolstered by robust consumer confidence. Specialty retailers, particularly those that have invested in their online presence, rebounded from previous weakness. Among brick-and-mortar establishments, discount company Five Below announced plans to expand its footprint in new markets. The communication services sector was another top contributor, driven by one stock in particular. World Wrestling Entertainment was up over 150% for the period, with most of the increase coming after the company announced its contract for performances in Saudi Arabia. Elsewhere in the sector, diversified telecom companies also helped results.

Laggards for the reporting period included the information technology sector, where investors have grown increasingly selective due to richer valuations. Consequently, investors have focused mainly on larger companies, and smaller technology firms have generally fallen out of favor. Moreover, concerns about potential trade disputes hurt technology producers, such as semiconductor manufacturers, that export to China. Semiconductor companies were severely hurt in October during a sell-off. Other relatively weak areas included the energy and materials sectors. In energy, hydraulic fracturing (fracking) companies generally fell due to increased concern regarding regulation and the upcoming U.S. midterm election. In materials, the rising price of oil has put pressure on profit margins of chemical companies and companies making plastics and sealants that use oil-based products as an input for their goods. Higher freight costs also hurt returns.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears intact, supported by a strong labor market and sound corporate balance sheets. Although the recovery progress of non-U.S. developed markets seemed to stall in February and remains under fire due to geopolitical issues, the underlying fundamentals remain neutral. The market’s currently constructive conditions could be undermined by unexpected political and economic developments, as geopolitical tensions potentially escalate. As always, we continue to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2018

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Smallcap Stock Index Fund Investor shares and Class I shares and the S&P SmallCap 600® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus Smallcap Stock Index Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	5 Years	10 Years
Investor shares	6/30/97	5.07%	9.54%	13.76%
Class I Shares	8/31/16	5.37%	9.66%†	13.82%†
S&P SmallCap 600® Index		5.60%	10.06%	14.16%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Smallcap Stock Index Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Investor Shares	Class I
Expenses paid per $1,000†	$ 2.53	$ 1.27
Ending value (after expenses)	$ 1,006.90	$ 1,008.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Investor Shares	Class I
Expenses paid per $1,000†	$ 2.55	$ 1.28
Ending value (after expenses)	$ 1,022.68	$ 1,023.95

† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.4%
Automobiles & Components - 2.1%
American Axle & Manufacturing Holdings	336,250	[a,b]	5,100,912
Cooper Tire & Rubber Co.	153,661	[a]	4,746,588
Cooper-Standard Holding	49,991	[b]	4,631,666
Dorman Products	89,664	[a,b]	7,084,353
Fox Factory Holding	116,020	[b]	6,233,755
Garrett Motion	227,940		3,457,850
Gentherm	111,903	[a,b]	4,883,447
LCI Industries	77,696	[a]	5,388,218
Motorcar Parts of America	59,047	[a,b]	1,250,615
Standard Motor Products	61,948		3,352,006
Superior Industries International	69,662	[a]	684,777
Winnebago Industries	89,144	[a]	2,456,809
			49,270,996
Banks - 10.5%
Ameris Bancorp	123,521		5,297,816
Axos Financial	169,418	[b]	5,143,530
Banc of California	133,879	[a]	2,135,370
Banner	99,183		5,734,761
Berkshire Hills Bancorp	125,961	[a]	4,203,319
Boston Private Financial Holdings	260,368		3,514,968
Brookline Bancorp	248,144		3,846,232
Central Pacific Financial	91,895		2,484,841
City Holding	47,134	[a]	3,477,547
Columbia Banking System	224,745		8,335,792
Community Bank System	156,744	[a]	9,152,282
Customers Bancorp	91,925	[b]	1,883,543
CVB Financial	314,194	[a]	6,865,139
Dime Community Bancshares	97,689	[a]	1,574,747
Fidelity Southern	68,148		1,582,397
First BanCorp	655,587	[b]	6,051,068
First Commonwealth Financial	309,921		4,183,933
First Financial Bancorp	300,287		7,858,511
First Financial Bankshares	207,551	[a]	12,243,433
First Midwest Bancorp	317,533		7,290,558
Flagstar Bancorp	90,452	[b]	2,785,017
Franklin Financial Network	38,260	[a,b]	1,297,014
Glacier Bancorp	257,115	[a]	10,901,676
Great Western Bancorp	181,489		6,651,572
Green Bancorp	82,636		1,528,766
Hanmi Financial	100,837		2,115,560

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Banks - 10.5% (continued)
Heritage Financial	103,824	[a]	3,397,121
HomeStreet	82,898	[b]	2,153,690
Hope Bancorp	379,247	[a]	5,491,497
Independent Bank	84,479		6,627,378
LegacyTexas Financial Group	135,905		5,236,420
Meta Financial Group	83,700	[a]	2,112,588
National Bank Holdings, Cl. A	79,323		2,677,944
NBT Bancorp	131,803	[a]	4,809,491
NMI Holdings, Cl. A	197,666	[b]	4,178,659
Northfield Bancorp	147,002	[a]	1,936,016
Northwest Bancshares	316,426	[a]	5,107,116
OFG Bancorp	138,662		2,369,734
Old National Bancorp	462,330		8,252,590
Opus Bank	68,551	[a]	1,301,783
Oritani Financial	124,772	[a]	1,822,919
Pacific Premier Bancorp	134,608	[b]	3,934,592
Preferred Bank	43,947	[a]	2,259,315
Provident Financial Services	190,391		4,645,540
S&T Bancorp	107,395	[a]	4,307,613
Seacoast Banking Corporation of Florida	146,957	[a,b]	3,866,439
ServisFirst Bancshares	139,344	[a]	5,013,597
Simmons First National, Cl. A	279,440	[a]	7,483,403
Southside Bancshares	103,212	[a]	3,269,756
Tompkins Financial	38,349	[a]	2,804,462
Triumph Bancorp	71,059	[b]	2,548,176
TrustCo Bank	299,203		2,241,030
United Community Banks	239,610		5,959,101
Veritex Holdings	74,272	[a,b]	1,749,848
Walker & Dunlop	86,656		3,636,086
Westamerica Bancorporation	82,238	[a]	4,787,074
			244,120,370
Capital Goods - 11.6%
AAON	125,790	[a]	4,338,497
AAR	97,447		4,636,528
Actuant, Cl. A	187,324	[a]	4,467,677
Aegion	98,573	[b]	1,908,373
Aerojet Rocketdyne Holdings	213,555	[a,b]	7,542,763
AeroVironment	65,331	[a,b]	5,877,830
Alamo Group	29,527		2,531,054
Albany International	88,975		6,226,470
American Woodmark	47,369	[a,b]	2,862,982
Apogee Enterprises	86,761	[a]	3,132,072
Applied Industrial Technologies	118,767		7,806,555

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Capital Goods - 11.6% (continued)
Astec Industries	72,247		2,717,210
Axon Enterprise	178,813	[b]	11,036,338
AZZ	80,431		3,567,115
Barnes Group	144,540		8,180,964
Briggs & Stratton	130,742		1,899,681
Chart Industries	95,510	[b]	6,499,455
CIRCOR International	60,919	[a]	1,980,477
Comfort Systems USA	114,243		6,109,716
Cubic	76,901		5,045,475
DXP Enterprises	48,505	[b]	1,541,489
Encore Wire	64,598		2,855,232
Engility Holdings	54,549	[b]	1,692,655
EnPro Industries	64,970		4,041,134
ESCO Technologies	79,483		4,865,949
Federal Signal	187,537		4,123,939
Franklin Electric	120,096		5,094,472
Gibraltar Industries	98,248	[a,b]	3,501,559
Griffon	102,781		1,245,706
Harsco	248,599	[b]	6,829,015
Hillenbrand	191,160		9,156,564
Insteel Industries	54,724		1,429,391
John Bean Technologies	96,961	[a]	10,081,035
Kaman	86,123	[a]	5,470,533
Lindsay	32,871	[a]	3,143,125
Lydall	54,006	[b]	1,613,159
Mercury Systems	148,496	[a,b]	6,958,523
Moog, Cl. A	99,945		7,151,065
Mueller Industries	179,051		4,359,892
MYR Group	49,497	[b]	1,652,705
National Presto Industries	15,424	[a]	1,922,910
Orion Marine Group	84,705	[b]	399,808
Patrick Industries	71,536	[a,b]	3,112,531
PGT	173,817	[b]	3,521,532
Powell Industries	26,159		762,796
Proto Labs	82,200	[b]	9,818,790
Quanex Building Products	110,756		1,641,404
Raven Industries	110,922		4,822,889
Simpson Manufacturing	128,336	[a]	7,325,419
SPX	132,709	[b]	3,891,028
SPX FLOW	130,529	[b]	4,468,008
Standex International	39,684		3,219,166
Tennant	56,259	[a]	3,438,550
The Greenbrier Companies	97,078		4,606,351

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Capital Goods - 11.6% (continued)
Titan International	149,241		1,053,641
Trex	180,144	[b]	11,042,827
Triumph Group	154,139	[a]	2,813,037
Universal Forest Products	189,662		5,361,745
Veritiv	40,644	[b]	1,355,071
Vicor	49,282	[a,b]	1,976,208
Wabash National	178,889		2,701,224
Watts Water Technologies, Cl. A	85,298		5,975,125
			270,404,434
Commercial & Professional Services - 4.9%
ABM Industries	202,665	[a]	6,231,949
Brady, Cl. A	147,892		5,958,569
Essendant	101,456		1,292,549
Exponent	159,618		8,054,324
Forrester Research	30,318	[a]	1,221,209
FTI Consulting	117,630	[b]	8,129,409
Heidrick & Struggles International	58,258		2,010,484
Insperity	116,309		12,776,544
Interface	182,533		2,973,463
Kelly Services, Cl. A	95,722		2,248,510
Korn/Ferry International	176,054		7,947,078
LSC Communications	104,907		989,273
Matthews International, Cl. A	98,458	[a]	4,097,822
Mobile Mini	137,570	[a]	5,656,878
Multi-Color	43,152	[a]	2,293,960
Navigant Consulting	140,126		3,026,722
R.R. Donnelley & Sons Co.	209,369	[a,b]	1,228,996
Resources Connection	88,711		1,447,764
Team	94,828	[a,b]	1,887,077
Tetra Tech	169,766		11,211,347
TrueBlue	125,753	[b]	2,933,817
UniFirst	47,323		7,065,324
US Ecology	66,306		4,636,779
Viad	63,328		3,032,778
WageWorks	121,602	[b]	4,840,976
			113,193,601
Consumer Durables & Apparel - 4.0%
Callaway Golf	272,657	[a]	5,834,860
Cavco Industries	26,142	[b]	5,244,347
Crocs	208,945	[b]	4,291,730
Ethan Allen Interiors	76,026	[a]	1,455,138
Fossil Group	134,025	[b]	2,909,683
G-III Apparel Group	128,853	[a,b]	5,136,081

10

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Consumer Durables & Apparel - 4.0% (continued)
Installed Building Products	69,638	[a,b]	2,121,173
iRobot	84,112	[a,b]	7,416,155
La-Z-Boy	143,266		3,982,795
LGI Homes	58,509	[a,b]	2,503,600
M.D.C. Holdings	140,682	[a]	3,953,164
M/I Homes	86,676	[b]	2,094,959
Meritage Homes	117,897	[b]	4,391,663
Movado Group	52,263		2,012,648
Nautilus	92,347	[a,b]	1,129,404
Oxford Industries	51,963	[a]	4,623,668
Steven Madden	245,785		7,685,697
Sturm Ruger & Co.	54,081	[a]	3,211,871
TopBuild	109,794	[b]	5,008,802
Unifi	44,729	[b]	1,023,847
Universal Electronics	42,993	[a,b]	1,344,391
Vera Bradley	58,300	[b]	768,977
Vista Outdoor	178,252	[b]	2,228,150
William Lyon Homes, Cl. A	98,998	[b]	1,342,413
Wolverine World Wide	291,607		10,255,818
			91,971,034
Consumer Services - 2.5%
American Public Education	49,314	[b]	1,614,047
Belmond	270,204	[a,b]	4,625,892
BJ's Restaurants	63,239		3,868,962
Career Education	206,432	[b]	2,968,492
Chuy's Holdings	52,072	[a,b]	1,268,995
Dave & Buster's Entertainment	120,804		7,193,878
DineEquity	54,314	[a]	4,401,607
El Pollo Loco Holdings	66,016	[a,b]	825,860
Fiesta Restaurant Group	72,354	[a,b]	1,867,457
Monarch Casino & Resort	37,563	[b]	1,456,317
Red Robin Gourmet Burgers	38,974	[a,b]	1,177,015
Regis	105,326	[b]	1,773,690
Ruth's Hospitality Group	87,490		2,364,855
Shake Shack, Cl. A	77,008	[b]	4,072,953
Sonic	105,431		4,563,054
Strategic Education	65,358		8,223,344
Wingstop	90,230		5,650,203
			57,916,621
Diversified Financials - 3.8%
Apollo Commercial Real Estate Finance	345,186	[a,c]	6,458,430
ARMOUR Residential	129,924	[a,c]	2,829,745
Blucora	146,286	[b]	4,230,591

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Diversified Financials - 3.8% (continued)
Capstead Mortgage	287,309	[c]	1,970,940
Donnelley Financial Solutions	106,963	[b]	1,663,275
Encore Capital Group	80,366	[a,b]	2,042,100
Enova International	103,414	[b]	2,445,741
EZCORP, Cl. A	160,206	[a,b]	1,592,448
FirstCash	136,023		10,936,249
Granite Point Mortgage Trust	133,294	[a,c]	2,480,601
Green Dot, Cl. A	145,366	[b]	11,010,021
Greenhill & Co.	59,280		1,307,124
INTL. FCStone	48,651	[b]	2,202,917
Invesco Mortgage Capital	342,538	[a,c]	5,165,473
Investment Technology Group	98,359		2,702,905
New York Mortgage Trust	430,621	[a,c]	2,644,013
PennyMac Mortgage Investment Trust	182,966	[a,c]	3,533,073
Piper Jaffray	45,095		3,128,691
PRA Group	139,668	[a,b]	4,307,361
Redwood Trust	255,161	[c]	4,189,744
Virtus Investment Partners	22,076	[a]	2,193,030
Waddell & Reed Financial, Cl. A	244,901	[a]	4,670,262
WisdomTree Investments	355,467	[a]	2,761,979
World Acceptance	19,187	[b]	1,947,289
			88,414,002
Energy - 3.9%
Archrock	402,462		4,129,260
Bonanza Creek Energy	57,573	[b]	1,482,505
Bristow Group	100,600	[a,b]	1,107,606
C&J Energy Services	196,580	[a,b]	3,691,772
CARBO Ceramics	64,206	[a,b]	310,115
Carrizo Oil & Gas	261,641	[a,b]	4,764,483
Cloud Peak Energy	230,038	[b]	393,365
CONSOL Energy	83,928		3,343,692
Denbury Resources	1,395,269	[a,b]	4,813,678
Era Group	60,740	[b]	687,577
Exterran	98,468	[b]	2,056,997
Geospace Technologies	43,239	[a,b]	550,432
Green Plains	122,126	[a]	2,081,027
Gulf Island Fabrication	36,080	[a]	306,680
Helix Energy Solutions Group	430,742	[b]	3,669,922
HighPoint Resources	311,770	[a,b]	1,159,784
KLX Energy Services Holdings	62,897		1,817,094
Laredo Petroleum	478,718	[a,b]	2,508,482
Matrix Service	82,586	[b]	1,678,973
Newpark Resources	285,126	[a,b]	2,340,884

12

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Energy - 3.9% (continued)
Noble	762,323	[a,b]	3,826,861
Oil States International	184,020	[a,b]	4,098,125
Par Pacific Holdings	79,995	[b]	1,414,312
PDC Energy	202,667	[a,b]	8,603,214
Penn Virginia	41,952	[b]	2,885,459
Pioneer Energy Services	233,902	[b]	694,689
ProPetro Holding	221,095	[a,b]	3,902,327
Renewable Energy Group	111,830	[b]	3,475,676
REX American Resources	17,366	[a,b]	1,288,036
Ring Energy	171,952	[a,b]	1,226,018
SEACOR Holdings	52,252	[a,b]	2,507,573
SRC Energy	745,727	[a,b]	5,279,747
TETRA Technologies	377,295	[a,b]	1,120,566
Unit	167,013	[a,b]	3,863,011
US Silica Holdings	239,703	[a]	3,355,842
			90,435,784
Food & Staples Retailing - .3%
Andersons	82,148		2,957,328
Chefs' Warehouse	70,864	[b]	2,383,156
SpartanNash	113,306		2,022,512
			7,362,996
Food, Beverage & Tobacco - 2.0%
B&G Foods	202,240	[a]	5,266,330
Calavo Growers	47,990	[a]	4,655,030
Cal-Maine Foods	93,196	[a]	4,535,849
Coca-Cola Bottling Co Consolidated	13,801	[a,b]	2,382,467
Darling Ingredients	505,055	[b]	10,434,436
Dean Foods	279,345	[a]	2,231,967
J&J Snack Foods	46,111	[a]	7,200,694
John B. Sanfilippo & Son	26,840	[a]	1,692,530
MGP Ingredients	38,585	[a]	2,746,094
Seneca Foods, Cl. A	20,299	[b]	642,057
Universal	76,885		5,217,416
			47,004,870
Health Care Equipment & Services - 6.8%
Amedisys	88,849	[b]	9,773,390
AMN Healthcare Services	145,653	[b]	7,372,955
AngioDynamics	113,723	[b]	2,323,361
Anika Therapeutics	42,626	[b]	1,524,306
BioTelemetry	99,735	[a,b]	5,794,603
Community Health Systems	344,731	[a,b]	1,089,350
Computer Programs & Systems	34,988		874,700
CONMED	77,970		5,257,517

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Health Care Equipment & Services - 6.8% (continued)
CorVel	28,961	[b]	1,678,580
Cross Country Healthcare	109,544	[a,b]	967,274
CryoLife	103,051	[b]	3,192,520
Cutera	41,678	[a,b]	846,063
Diplomat Pharmacy	169,569	[a,b]	3,364,249
Ensign Group	150,221		5,564,186
HealthStream	78,453	[b]	2,064,098
Heska	20,387	[a,b]	2,043,185
HMS Holdings	256,645	[b]	7,396,509
Integer Holdings	89,712	[b]	6,680,853
Invacare	104,203	[a]	1,346,303
Lantheus Holdings	113,167	[b]	1,580,943
LeMaitre Vascular	50,575	[a]	1,350,352
LHC Group	90,031	[b]	8,231,534
Magellan Health	75,898	[b]	4,937,924
Meridian Bioscience	129,901		2,105,695
Merit Medical Systems	167,804	[a,b]	9,584,964
Natus Medical	100,029	[a,b]	2,988,867
Neogen	158,943	[a,b]	9,651,019
NextGen Healthcare	146,550	[b]	2,164,543
Omnicell	119,319	[a,b]	8,435,853
OraSure Technologies	186,656	[b]	2,594,518
Orthofix Medical	58,023	[b]	3,528,959
Owens & Minor	188,863	[a]	1,492,018
Providence Service	33,618	[b]	2,221,814
Quorum Health	81,369	[a,b]	323,849
Select Medical Holdings	330,730	[b]	5,483,503
SurModics	40,620	[b]	2,576,527
Tabula Rasa HealthCare	50,274	[a,b]	3,714,243
Tactile Systems Technology	50,323	[a,b]	3,295,150
Tivity Health	120,445	[a,b]	4,144,512
U.S. Physical Therapy	38,918		4,184,463
Varex Imaging	117,297	[b]	3,045,030
			156,790,282
Household & Personal Products - 1.1%
Avon Products	1,385,600	[b]	2,715,776
Central Garden & Pet	31,083	[a,b]	1,009,576
Central Garden & Pet, Cl. A	122,711	[b]	3,638,381
Inter Parfums	53,351		3,147,175
Medifast	36,223		7,667,685
WD-40	42,562	[a]	7,111,259
			25,289,852

14

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Insurance - 3.6%
Ambac Financial Group	138,724	[b]	2,854,940
American Equity Investment Life Holding	276,890		8,644,506
AMERISAFE	58,844		3,830,156
eHealth	51,238	[b]	1,760,538
Employers Holdings	101,261		4,653,956
HCI Group	23,777		1,038,342
Horace Mann Educators	126,172		4,956,036
James River Group Holdings	89,828		3,458,378
Maiden Holdings	206,177		723,681
Navigators Group	70,599		4,881,921
ProAssurance	165,288		7,259,449
RLI	119,678	[a]	8,847,795
Safety Insurance Group	44,653		3,718,702
Selective Insurance Group	180,447		11,701,988
Stewart Information Services	73,532		3,035,401
Third Point Reinsurance	241,991	[b]	2,676,420
United Fire Group	65,566	[a]	3,529,418
United Insurance Holdings	63,001		1,242,380
Universal Insurance Holdings	98,511		4,135,492
			82,949,499
Materials - 4.7%
AdvanSix	94,396	[b]	2,618,545
AK Steel Holding	967,994	[a,b]	3,581,578
American Vanguard	85,275		1,372,927
Balchem	98,783		9,251,028
Boise Cascade	119,960	[a]	3,693,568
Century Aluminum	150,169	[a,b]	1,192,342
Clearwater Paper	49,479	[b]	1,194,423
Flotek Industries	164,637	[a,b]	297,993
FutureFuel	81,065		1,329,466
Glatfelter	134,442	[a]	2,406,512
H.B. Fuller	155,238	[a]	6,901,881
Hawkins	28,601		962,710
Haynes International	37,636		1,089,939
Ingevity	128,972	[b]	11,746,770
Innophos Holdings	60,586		1,775,170
Innospec	75,259		5,036,332
Kaiser Aluminum	51,050		4,868,638
KapStone Paper and Packaging	274,054		9,591,890
Koppers Holdings	64,652	[b]	1,729,441
Kraton	98,532	[b]	2,713,571
LSB Industries	57,740	[a,b]	438,824

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Materials - 4.7% (continued)
Materion	61,684		3,505,502
Myers Industries	111,622		1,770,325
Neeah Paper	51,953	[a]	4,180,138
Olympic Steel	27,412	[a]	516,990
Quaker Chemical	41,079	[a]	7,390,112
Rayonier Advanced Materials	160,854	[a]	1,991,373
Schweitzer-Mauduit International	95,088		3,035,209
Stepan	62,019	[a]	5,122,149
SunCoke Energy	200,765	[b]	2,248,568
TimkenSteel	117,739	[a,b]	1,369,305
Tredegar	80,855		1,503,903
US Concrete	48,378	[b]	1,579,058
			108,006,180
Media & Entertainment - .9%
E.W. Scripps, Cl. A	173,856	[a]	2,924,258
Gannet Company	349,590	[a]	3,391,023
Marcus	59,940		2,338,859
New Media Investment Group	167,155		2,348,528
QuinStreet	113,201	[b]	1,799,896
Scholastic	84,913		3,683,526
TechTarget	67,165	[b]	1,364,793
XO Group	74,580	[b]	2,581,214
			20,432,097
Pharmaceuticals Biotechnology & Life Sciences - 4.9%
Acorda Therapeutics	121,533	[a,b]	2,322,496
Akorn	289,082	[b]	1,928,177
AMAG Pharmaceuticals	105,287	[b]	2,263,670
Amphastar Pharmaceuticals	104,826	[a,b]	1,881,627
ANI Pharmaceuticals	25,503	[a,b]	1,237,661
Assertio Therapeutics	200,397	[b]	972,927
Cambrex	102,996	[b]	5,488,657
Corcept Therapeutics	329,522	[a,b]	3,871,883
Cytokinetics	175,106	[a,b]	1,171,459
Eagle Pharmaceuticals	35,190	[b]	1,732,756
Emergent BioSolutions	133,533	[b]	8,170,884
Enanta Pharmaceuticals	47,606	[b]	3,673,279
Endo International	611,664	[a,b]	10,361,588
Innoviva	208,858	[b]	2,915,658
Lannett	92,146	[a,b]	337,254
Ligand Pharmaceuticals, Cl. B	64,313	[a,b]	10,599,426
Luminex	127,766		3,675,828
Medicines	198,179	[a,b]	4,609,644
MiMedx Group	300,120	[a,b]	1,746,698

16

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 4.9% (continued)
Momenta Pharmaceuticals	239,176	[b]	2,992,092
Myriad Genetics	229,300	[a,b]	10,325,379
Phibro Animal Health, Cl. A	60,595		2,600,737
Progenics Pharmaceuticals	253,137	[a,b]	1,268,216
REGENXBIO	89,718	[b]	5,981,499
Repligen	118,148	[a,b]	6,405,985
Spectrum Pharmaceuticals	300,474	[a,b]	3,575,641
Supernus Pharmaceuticals	159,524	[a,b]	7,586,961
Vanda Pharmaceuticals	160,283	[b]	3,040,568
			112,738,650
Real Estate - 6.0%
Acadia Realty Trust	249,983	[a,c]	6,959,527
Agree Realty	95,193	[c]	5,451,703
American Assets Trust	116,131	[c]	4,454,785
Armada Hoffler Properties	154,293	[c]	2,311,309
CareTrust	250,172	[c]	4,418,038
CBL & Associates Properties	530,259	[a,c]	1,749,855
Cedar Realty Trust	273,969	[c]	1,032,863
Chatham Lodging Trust	142,187	[a,c]	2,772,646
Chesapeake Lodging Trust	186,259	[c]	5,474,152
Community Healthcare Trust	52,623	[a,c]	1,563,956
DiamondRock Hospitality	630,011	[a,c]	6,583,615
Easterly Government Properties	186,856	[a,c]	3,395,174
EastGroup Properties	108,707	[a,c]	10,413,044
Four Corners Property Trust	201,205	[c]	5,247,426
Franklin Street Properties	329,277	[a,c]	2,291,768
Getty Realty	102,444	[c]	2,748,573
Global Net Lease	220,993	[a,c]	4,475,108
Government Properties Income Trust	306,245	[a,c]	2,704,143
Hersha Hospitality Trust	111,310	[a,c]	1,954,604
HFF, Cl. A	117,252	[b]	4,309,011
Independence Realty Trust	266,122	[a,c]	2,637,269
iStar	209,102	[a,c]	2,195,571
Kite Realty Group Trust	258,620	[a,c]	4,096,541
Lexington Realty Trust	655,464	[c]	5,092,955
LTC Properties	121,580	[a,c]	5,199,977
National Storage Affiliates Trust	174,203	[c]	4,639,026
Pennsylvania Real Estate Investment Trust	197,775	[a,c]	1,770,086
PS Business Parks	61,435	[c]	8,023,411
Ramco-Gershenson Properties Trust	244,570	[a,c]	3,247,890
RE/MAX Holdings, Cl. A	55,017		2,057,086

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Real Estate - 6.0% (continued)
Retail Opportunity Investments	347,529	[a,c]	6,113,035
Saul Centers	35,332	[a,c]	1,687,456
Summit Hotel Properties	323,510	[a,c]	3,726,835
Universal Health Realty Income Trust	38,834	[c]	2,489,259
Urstadt Biddle Properties, Cl. A	91,467	[c]	1,821,108
Washington Prime Group	570,811	[a,c]	3,653,190
Whitestone	125,545	[a,c]	1,689,836
			140,451,831
Retailing - 5.5%
Abercrombie & Fitch, Cl. A	201,658	[a]	3,972,663
Asbury Automotive Group	61,244	[a,b]	3,986,984
Ascena Retail Group	538,679	[b]	2,073,914
Barnes & Noble	166,558	[a]	1,054,312
Barnes and Noble Education	112,685	[b]	643,431
Buckle	88,594	[a]	1,807,318
Caleres	133,434	[a]	4,563,443
Cato, Cl. A	70,692		1,362,942
Chico's FAS	376,302	[a]	2,886,236
Core-Mark Holding	138,917		5,335,802
DSW, Cl. A	209,472	[a]	5,561,482
Express	228,839	[a,b]	2,016,072
Francesca's Holdings	106,924	[a,b]	325,049
GameStop, Cl. A	312,523	[a]	4,562,836
Genesco	59,377	[a,b]	2,540,742
Group 1 Automotive	58,116	[a]	3,355,618
Guess?	174,154	[a]	3,699,031
Haverty Furniture	58,543		1,187,252
Hibbett Sports	60,080	[b]	1,049,598
J.C. Penney	977,386	[a,b]	1,436,757
Kirkland's	50,437	[a,b]	509,918
Liquidity Services	72,290	[b]	429,403
Lithia Motors, Cl. A	71,282	[a]	6,349,801
Lumber Liquidators Holdings	87,528	[a,b]	1,046,835
MarineMax	68,604	[b]	1,561,427
Monro Muffler Brake	101,297	[a]	7,536,497
NutriSystem	90,861	[a]	3,231,017
Office Depot	1,670,705		4,277,005
PetMed Express	65,042	[a]	1,817,273
Rent-A-Center	137,025	[b]	1,952,606
RH	59,147	[a,b]	6,843,899
Shoe Carnival	32,578	[a]	1,326,902
Shutterfly	102,100	[a,b]	5,105,000
Shutterstock	56,539	[b]	2,311,314

18

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Retailing - 5.5% (continued)
Sleep Number	107,298	[a,b]	3,902,428
Sonic Automotive, Cl. A	74,527	[a]	1,350,429
Stamps.com	51,921	[a,b]	10,496,869
Tailored Brands	152,881	[a]	3,212,030
The Children's Place	50,318		7,517,509
Tile Shop Holdings	128,519	[a]	835,373
Vitamin Shoppe	49,014	[b]	380,839
Zumiez	58,162	[a,b]	1,352,848
			126,768,704
Semiconductors & Semiconductor Equipment - 3.3%
Advanced Energy Industries	121,204	[b]	5,215,408
Axcelis Technologies	101,359	[b]	1,749,456
Brooks Automation	216,687	[a]	6,723,798
Cabot Microelectronics	78,396		7,653,018
CEVA	68,184	[b]	1,680,054
Cohu	125,327		2,606,802
Diodes	121,099	[b]	3,655,979
DSP Group	60,373	[b]	738,362
FormFactor	223,285	[b]	2,733,008
Ichor Holdings	75,027	[a,b]	1,331,729
Kopin	183,224	[b]	408,590
Kulicke & Soffa Industries	207,367		4,215,771
MaxLinear, Cl. A	194,064	[a,b]	3,766,782
Nanometrics	73,136	[b]	2,344,740
PDF Solutions	85,324	[a,b]	682,592
Photronics	210,098	[b]	2,046,355
Power Integrations	90,239		5,082,260
Rambus	329,455	[b]	2,869,553
Rudolph Technologies	97,286	[b]	2,022,576
Semtech	203,113	[b]	9,127,898
SolarEdge Technologies	129,140	[a,b]	5,001,592
Tessera Holding	154,535		2,008,955
Ultra Clean Holdings	116,171	[a,b]	1,222,119
Veeco Instruments	151,386	[a,b]	1,439,681
			76,327,078
Software & Services - 4.9%
8x8	286,254	[b]	4,920,706
Agilysys	55,511	[b]	903,164
Alarm.com Holdings	104,665	[a,b]	4,655,499
Bottomline Technologies	111,023	[b]	7,398,573
CACI International, Cl. A	75,356	[b]	13,448,032
Cardtronics	114,832	[b]	3,118,837
CSG Systems International	104,022		3,651,172

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Software & Services - 4.9% (continued)
Ebix	68,653	[a]	3,934,503
EVERTEC	181,696		4,738,632
ExlService Holdings	106,053	[b]	6,797,997
LivePerson	172,623	[b]	3,901,280
ManTech International, Cl. A	81,379		4,661,389
MicroStrategy, Cl. A	29,111	[b]	3,667,113
Monotype Imaging Holdings	129,078	[a]	2,262,737
NIC	206,041		2,742,406
OneSpan	92,865	[b]	1,362,794
Perficient	107,243	[b]	2,683,220
Progress Software	138,083		4,437,988
Qualys	101,833	[b]	7,254,583
SPS Commerce	54,156	[b]	5,041,382
SYKES Enterprises	123,174	[b]	3,777,747
TiVo	379,755		4,177,305
Travelport Worldwide	388,356		5,809,806
TTEC Holdings	42,748		1,065,280
Unisys	156,916	[b]	2,888,824
Virtusa	83,982	[b]	4,164,667
			113,465,636
Technology Hardware & Equipment - 6.1%
3D Systems	349,717	[a,b]	4,224,581
ADTRAN	145,685		1,958,006
Anixter International	88,339	[b]	5,802,989
Applied Optoelectronics	57,523	[a,b]	1,129,176
Badger Meter	90,015	[a]	4,420,637
Bel Fuse	30,704		675,488
Benchmark Electronics	143,080		3,123,436
CalAmp	109,459	[b]	2,182,612
Comtech Telecommunications	72,377		2,020,766
Control4	82,205	[b]	2,295,164
Cray	125,958	[a,b]	2,857,987
CTS	100,827		2,691,073
Daktronics	117,566		859,407
Diebold	232,370	[a,b]	906,243
Digi International	80,405	[b]	932,698
Electro Scientific Industries	105,812	[a,b]	3,068,548
Electronics For Imaging	137,449	[b]	4,185,322
ePlus	42,347	[b]	3,594,413
Extreme Networks	359,206	[b]	1,993,593
Fabrinet	111,896	[a,b]	4,847,335
FARO Technologies	53,041	[b]	2,680,692
Finisar	354,093	[a,b]	5,909,812

20

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Technology Hardware & Equipment - 6.1% (continued)
Harmonic	263,319	[b]	1,450,888
II-VI	178,162	[a,b]	6,632,971
Insight Enterprises	109,368	[b]	5,653,232
Itron	102,581	[b]	5,348,573
KEMET	172,205		3,750,625
Knowles	276,408	[a,b]	4,472,281
Methode Electronics	115,262		3,411,755
MTS Systems	55,289	[a]	2,617,934
NETGEAR	97,219	[a,b]	5,393,710
Oclaro	527,126	[b]	4,332,976
OSI Systems	51,680	[b]	3,574,189
Park Electrochemical	58,706		1,036,748
Plexus	98,940	[b]	5,778,096
Rogers	56,621	[a,b]	6,967,780
Sanmina	208,480	[b]	5,274,544
ScanSource	79,223	[b]	3,080,190
TTM Technologies	287,379	[a,b]	3,362,334
Viavi Solutions	697,441	[b]	8,041,495
			142,540,299
Telecommunication Services - 1.3%
ATN International	33,399	[a]	2,821,881
Cincinnati Bell	153,120	[b]	2,172,773
Cogent Communications Holdings	128,235	[a]	6,665,655
Consolidated Communications Holdings	214,584	[a]	2,686,592
Frontier Communications	333,736	[a,b]	1,605,270
Iridium Communications	290,652	[b]	5,757,816
Spok Holdings	60,334		845,883
Vonage Holdings	668,204	[a,b]	8,860,385
			31,416,255
Transportation - 2.3%
Allegiant Travel	38,875	[a]	4,437,192
ArcBest	79,375	[a]	2,946,400
Atlas Air Worldwide Holdings	78,888	[a,b]	4,072,199
Echo Global Logistics	86,483	[b]	2,223,478
Forward Air	90,030		5,400,900
Hawaiian Holdings	155,666	[a]	5,387,600
Heartland Express	146,018	[a]	2,842,970
Hub Group, Cl. A	101,763	[b]	4,662,781
Marten Transport	120,331		2,317,575
Matson	130,976		4,594,638
Saia	79,209	[b]	4,979,078
SkyWest	159,735		9,151,218
			53,016,029

21

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.4% (continued)
Utilities - 2.4%
American States Water		113,235	[a]	6,932,247
Avista		201,482		10,360,204
California Water Service Group		148,283	[a]	6,227,886
El Paso Electric		125,302		7,148,479
Northwest Natural Holding Co.		88,360	[a]	5,724,844
South Jersey Industries		262,278	[a]	7,747,692
Spire		155,365		11,276,392
				55,417,744
Total Common Stocks (cost $1,661,639,763)				2,305,704,844
		Number of Rights
Rights - .0%
Materials - .0%
A. Schulman (cost $1)		90,112		0
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
2.09%, 12/6/18 (cost $638,680)		640,000	[d,e]	638,672
	7-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,733,798)	2.21	7,733,798	[f]	7,733,798

22

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.9%
Registered Investment Companies - 2.9%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $67,579,114)	2.12	67,579,114	[f]	67,579,114
Total Investments (cost $1,737,591,356)		102.7%		2,381,656,428
Liabilities, Less Cash and Receivables		(2.7%)		(61,536,883)
Net Assets		100.0%		2,320,119,545

a Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $605,196,892 and the value of the collateral held by the fund was $622,122,762, consisting of cash collateral of $67,579,114 and U.S. Government & Agency securities valued at $554,543,648.

b Non-income producing security.

c Investment in real estate investment trust.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	18.8
Financials	17.9
Information Technology	14.3
Consumer Discretionary	14.1
Health Care	11.6
Real Estate	6.1
Materials	4.7
Energy	3.9
Consumer Staples	3.4
Investment Companies	3.3
Utilities	2.4
Communication Services	2.2
Government	.0
102.7

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17($)	Purchases($)	Sales($)	Value 10/18/18($)	Net Assets(%)	Dividend/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,628,182	338,337,972	342,232,356	7,733,798.4		250,887
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	613,497,451	545,918,337	67,579,114	2.9	-
Total	11,628,182	951,835,423	888,150,693	75,312,912	3.3	250,887

See notes to financial statements.

24

STATEMENT OF FUTURES

October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Long
E-mini Russell 2000	224	12/18	17,158,953	16,933,280	(225,673)
Gross Unrealized Depreciation				(225,673)

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $605,196,892)—Note 1(b):
Unaffiliated issuers	1,662,278,444	2,306,343,516
Affiliated issuers	75,312,912	75,312,912
Cash		844
Receivable for investment securities sold		7,268,471
Receivable for shares of Common Stock subscribed		2,431,250
Dividends, interest and securities lending income receivable		1,116,926
Receivable for futures variation margin—Note 4		3,290
		2,392,477,209
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		908,838
Liability for securities on loan—Note 1(b)		67,579,114
Payable for shares of Common Stock redeemed		3,865,026
Directors fees and expenses payable		4,686
		72,357,664
Net Assets ($)		2,320,119,545
Composition of Net Assets ($):
Paid-in capital		1,462,843,860
Total distributable earnings (loss)		857,275,685
Net Assets ($)		2,320,119,545

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	2,027,830,619	292,288,926
Shares Outstanding	63,009,665	9,075,714
Net Asset Value Per Share ($)	32.18	32.21

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $4,222 foreign taxes withheld at source):
Unaffiliated issuers	30,618,576
Affiliated issuers	250,887
Income from securities lending—Note 1(b)	1,925,124
Interest	116,638
Total Income	32,911,225
Expenses:
Management fee—Note 3(a)	6,108,631
Shareholder servicing costs—Note 3(b)	5,488,214
Directors’ fees—Note 3(a,c)	187,954
Loan commitment fees—Note 2	56,010
Interest expense—Note 2	6,838
Total Expenses	11,847,647
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(187,954)
Net Expenses	11,659,693
Investment Income—Net	21,251,532
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	213,832,631
Net realized gain (loss) on futures	(1,097,393)
Net Realized Gain (Loss)	212,735,238
Net unrealized appreciation (depreciation) on investments	(116,830,914)
Net unrealized appreciation (depreciation) on futures	(231,359)
Net Unrealized Appreciation (Depreciation)	(117,062,273)
Net Realized and Unrealized Gain (Loss) on Investments	95,672,965
Net Increase in Net Assets Resulting from Operations	116,924,497

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017	[a]
Operations ($):
Investment income—net	21,251,532	21,021,664
Net realized gain (loss) on investments	212,735,238	143,881,663
Net unrealized appreciation (depreciation) on investments	(117,062,273)	365,838,887
Net Increase (Decrease) in Net Assets Resulting from Operations	116,924,497	530,742,214
Distributions ($):
Distributions to shareholders:
Investor Shares	(153,303,837)	(136,457,921)
Class I	(14,260,013)	(7,308,563)
Total Distributions	(167,563,850)	(143,766,484)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	505,644,744	588,678,557
Class I	160,424,441	181,799,843
Distributions reinvested:
Investor Shares	152,716,931	136,043,927
Class I	7,584,098	3,948,468
Cost of shares redeemed:
Investor Shares	(804,345,104)	(875,095,404)
Class I	(52,825,380)	(15,581,746)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(30,800,270)	19,793,645
Total Increase (Decrease) in Net Assets	(81,439,623)	406,769,375
Net Assets ($):
Beginning of Period	2,401,559,168	1,994,789,793
End of Period	2,320,119,545	2,401,559,168
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	14,895,154	19,107,622
Shares issued for distributions reinvested	4,829,136	4,509,771
Shares redeemed	(24,042,643)	(28,598,982)
Net Increase (Decrease) in Shares Outstanding	(4,318,353)	(4,981,589)
Class Ib
Shares sold	4,693,159	5,970,795
Shares issued for distributions reinvested	240,116	131,065
Shares redeemed	(1,549,704)	(503,796)
Net Increase (Decrease) in Shares Outstanding	3,383,571	5,598,064

[a]Distributions to shareholders include $19,494,564 Investor Shares and $1,254,803 Class I of distributions from net investment income and $116,963,357 Investor Shares and $6,053,760 Class I of distributions from net realized gains. Undistributed investment income—net was $14,698,497 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended October 31, 2018, 11,090 Investor shares representing $382,272 were exchanged for 11,086 Class I shares and during the period ending October 31, 2017, 19,770 Investor shares representing $615,344 were exchanged for 19,768 Class I shares.

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2018	2017	2016[a]	2015	2014
Per Share Data ($):
Net asset value, beginning of period	32.89	27.55	28.94	30.45	29.16
Investment Operations:
Investment income—net[b]	.28	.27	.29	.28	.22
Net realized and unrealized gain (loss) on investments	1.34	7.02	1.20	.52	2.34
Total from Investment Operations	1.62	7.29	1.49	.80	2.56
Distributions:
Dividends from investment income—net	(.28)	(.28)	(.28)	(.24)	(.21)
Dividends from net realized gain on investments	(2.05)	(1.67)	(2.60)	(2.07)	(1.06)
Total Distributions	(2.33)	(1.95)	(2.88)	(2.31)	(1.27)
Net asset value, end of period	32.18	32.89	27.55	28.94	30.45
Total Return (%)	5.07	27.11	5.73	2.54	8.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.85	.89	1.06	.94	.75
Portfolio Turnover Rate	19.60	20.63	23.86	16.53	18.22
Net Assets, end of period ($ x 1,000)	2,027,831	2,214,225	1,992,196	1,755,575	1,809,956

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	32.91	27.57	28.69
Investment Operations:
Investment income—net[b]	.35	.35	.01
Net realized and unrealized gain (loss) on investments	1.37	7.01	(1.13)
Total from Investment Operations	1.72	7.36	(1.12)
Dividends from investment income—net	(.37)	(.35)	-
Dividends from net realized gain on investments	(2.05)	(1.67)	-
Total Distributions	(2.42)	(2.02)	-
Net asset value, end of period	32.21	32.91	27.57
Total Return (%)	5.37	27.38	(3.91)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.26	.27[d]
Ratio of net expenses to average net assets	.25	.25	.26[d]
Ratio of net investment income to average net assets	1.05	1.10	.55[d]
Portfolio Turnover Rate	19.60	20.63	23.86
Net Assets, end of period ($ x 1,000)	292,289	187,334	2,594

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

31

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

32

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

33

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Common Stocks†	2,305,704,844	-	-	2,305,704,844
Rights	-	0	-	0
U.S. Treasury	-	638,672	-	638,672
Investment Companies	75,312,912	-	-	75,312,912
Liabilities ($)
Other Financial Instruments:
Futures††	(225,673)	-	-	(225,673)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the

34

benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of New York Mellon earned $383,957 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $26,524,841, undistributed capital gains $205,055,878 and unrealized appreciation $625,694,966.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows:

35

NOTES TO FINANCIAL STATEMENTS (continued)

ordinary income $43,122,084 and $25,364,545, and long-term capital gains $124,441,766 and $118,401,939, respectively.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $278,900 with a related weighted average annualized interest rate of 2.45%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, Dreyfus pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2018, fees reimbursed by Dreyfus amounted to $187,954.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may

36

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, the fund was charged $5,488,214 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $509,955 and Shareholder Services Plan fees $446,680, which are offset against an expense reimbursement currently in effect in the amount of $47,797.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2018, amounted to $473,226,342 and $651,029,823, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty

37

NOTES TO FINANCIAL STATEMENTS (continued)

credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Equity futures	18,193,997

At October 31, 2018, the cost of investments for federal income tax purposes was $1,755,961,462; accordingly, accumulated net unrealized appreciation on investments was $625,694,966, consisting of $797,331,587 gross unrealized appreciation and $171,636,621 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Smallcap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Smallcap Stock Index Fund (the “Fund”) (one of the funds constituting Dreyfus Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Index Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 75.58% of the ordinary dividends paid during the fiscal year ended October 31, 2018 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $24,458,557 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund also hereby reports $.0135 per share as a long-term capital gain distribution paid on March 20, 2018 and also $.3126 per share as a short-term capital gain distribution and $1.7252 per share as a long-term capital gain distribution paid on December 27, 2017.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)

Board Member (71)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (78)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

43

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

44

NOTES

45

For More Information

Dreyfus Smallcap Stock Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0077AR1018

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $116,170 in 2017 and $117,911 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $31,021 in 2017 and $25,645 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $32,659 in 2017 and $33,630 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,393 in 2017 and $3,588 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $32,905,415 in 2017 and $30,820,284 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Index Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)